As filed with the Securities and Exchange Commission on April 19, 2011

Securities Act File No. 333-172601

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No. __

MONROE CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

311 South Wacker Drive, Suite 6400

Chicago, Illinois 60606

(Address of Principal Executive Offices)

(312) 258-8300

(Registrant’s Telephone Number, including Area Code)

Theodore L. Koenig

Chief Executive Officer

311 South Wacker Drive, Suite 6400

Chicago, Illinois 60606

(Name and Address of Agent for Service)

WITH COPIES TO:

Jonathan H. Talcott Nelson Mullins Riley & Scarborough LLP 101 Constitution Avenue, NW, Suite 900 Washington, DC 20001 Telephone: (202) 712-2806 Facsimile: (202) 712-2856	Steven B. Boehm Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415 Telephone: (202) 383-0100 Facsimile: (202) 637-3593	Thomas J. Friedmann Dechert LLP 1775 I Street, NW Washington, DC 20006-2401 Telephone: (202) 261-3300 Facsimile: (202) 261-3333

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, par value $0.001 per share		$150,000,000	$17,415

(1)	Includes the underwriters’ over-allotment option.
(2)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for purpose of determining the registration fee. Amount previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS	April 19, 2011

             Shares

Monroe Capital Corporation

Common Stock

We are a newly-formed, specialty finance company focused on providing financing primarily to lower middle-market companies in the United States and Canada. Upon completion of this offering, we will be an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We intend to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies.

Monroe Capital BDC Advisors, LLC will serve as our investment advisor. Monroe Capital Management Advisors, LLC will serve as our administrator. Each of Monroe Capital BDC Advisors, LLC and Monroe Capital Management Advisors, LLC is affiliated with Monroe Capital, LLC, a leading lender to middle-market companies. As of December 31, 2010, Monroe Capital, LLC and its affiliates had approximately $440 million in assets under management. Since its founding in 2004, Monroe Capital, LLC has invested over $1.1 billion in over 260 transactions.

On                     , 2011, we purchased our initial portfolio of loans for $             million from a fund managed by an affiliate of Monroe Capital, LLC. This portfolio is comprised of 34 loans that are either senior, unitranche or junior secured debt obligations of companies. See “Summary–Formation Transactions” for more information.

This is our initial public offering, and our shares have no history of public trading. We currently expect that the initial offering price per share of common stock will be between $             and $            . We have applied to have our common stock listed on The Nasdaq Global Market under the symbol “MRCC.” Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

An investment in our common stock is subject to risks, including a risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 19 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information will be available free of charge by contacting us at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, or by calling us at (312) 258-8300. The SEC also maintains a website at http://www.sec.gov that contains such information.

	Per Share	Total
Public offering price	$	$
Underwriting discounts and commissions (sales load)	$	$
Proceeds to us, before expenses(1)(2)	$	$

(1)	We estimate that we will incur offering expenses of approximately $ , or approximately $ per share, in connection with this offering. All of these offering expenses will be borne indirectly by investors in this offering and will immediately reduce the net asset value of each investor’s shares. We estimate that the net proceeds to us after expenses will be approximately $ , or approximately $ per share.
(2)	A portion of the proceeds of this offering will be used to repay the outstanding principal and interest on our credit facility, which has been provided by affiliates of certain underwriters in this offering.

We have granted the underwriters a 30-day option to purchase up to an additional              shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load). If the over-allotment option is exercised in full, the total public offering price will be $             and the total underwriting discounts and commissions (sales load) will be $            , assuming a public offering price of $             per share, the mid-point of the range set forth above. The proceeds to us would be approximately $            , before deducting expenses payable by us.

The underwriters will reserve up to              shares from this offering for sale, directly or indirectly, to our directors and executive officers and to certain other parties affiliated with Monroe Capital, LLC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the shares will be made on or about                     , 2011.

The date of this prospectus is                     , 2011

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus carefully, including, in particular, the more detailed information set forth under “Risk Factors.”

As used in this prospectus, except as otherwise indicated, the terms:

•	“we,” “us” and “our” refer to Monroe Capital Corporation, a Maryland corporation;
•	MC Advisors refers to Monroe Capital BDC Advisors, LLC, our investment advisor and a Delaware limited liability company;
•	MC Management refers to Monroe Capital Management Advisors, LLC, our administrator and a Delaware limited liability company; and
•	Monroe Capital refers to Monroe Capital, LLC, a Delaware limited liability company, and its subsidiaries and affiliates.

Unless indicated otherwise or the context requires, all information in this prospectus assumes: (i) no exercise of the underwriters’ over-allotment option to purchase additional shares of our common stock; and (ii) an initial public offering price of $             per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus).

Monroe Capital Corporation

We are a specialty finance company focused on providing financing primarily to lower middle-market companies in the United States and Canada. We provide customized financing solutions focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.

We were formed as a Maryland corporation on February 9, 2011, and we have no prior operations. On                     , 2011, we purchased our initial portfolio of loans for $             million from a fund managed by Monroe Capital. This portfolio is comprised of 34 loans that are either senior secured debt, junior secured debt or unitranche secured debt (a combination of senior secured debt and junior secured debt under the same facility) obligations of companies that we believe will provide us with a sound foundation for our business. Our board of directors determined the purchase price for our initial portfolio based on the aggregate fair value of the assets in the initial portfolio and the disinterested members of our board of directors approved the transaction as being fair to us.

Upon completion of this offering, we will be an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under the U.S. Internal Revenue Code of 1986, as amended, or the Code. In this prospectus, the term “middle-market” generally refers to companies having annual revenue of between $20 million and $500 million and/or annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $3 million and $50 million. Within the middle-market, we consider companies having annual revenues of less than $250 million and/or EBITDA of less than $25 million to be in the “lower middle-market.”

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We intend to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, more expansive events of default, relatively small debt facilities that provide us with enhanced influence over our borrowers, direct access to borrower management and improved information flow. We anticipate that more than half of our new investments will be in non-private equity-sponsored transactions, which we believe offer more attractive economics in terms of interest rate, upfront fees and prepayment penalties than deals led by private equity sponsors.

Our Investment Advisor

Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Under the investment advisory and management agreement with MC Advisors, or the Investment Advisory Agreement, we will pay MC Advisors a base management fee and an incentive fee for its services. See “Management and Other Agreements—Investment Advisory Agreement — Management Fee” for a discussion of the base management fee and incentive fee payable by us to MC Advisors. While not expected to review or approve each investment, our independent directors will periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and Daniel M. Duffy, will provide investment services to MC Advisors pursuant to a staffing agreement, or the Staffing Agreement, between MC Management, an affiliate of Monroe Capital, and MC Advisors. Messrs. Koenig and Duffy have developed a broad network of contacts within the investment community and average more than 25 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Duffy have extensive experience investing in assets that will constitute our primary focus and have expertise in investing throughout all periods of the economic cycle. MC Advisors is an affiliate of Monroe Capital and is expected to be supported by 18 experienced investment professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s team of investment professionals have an established track record in sourcing, underwriting, executing and monitoring transactions. From Monroe Capital’s formation in 2004 through December 31, 2010, this team invested in over 260 middle-market investments with an aggregate principal value of over $1.1 billion.

In addition to their roles with Monroe Capital and MC Advisors, Messrs. Koenig and Duffy will serve as our interested directors. Mr. Koenig has more than 25 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 30 companies in the lower middle-market. Mr. Duffy has more than 25 years of commercial lending experience at organizations including CapitalSource Finance LLC, GE Capital Corporation, Heller Financial Inc. and Bankers Trust Company. See “Management—Biographical Information—Interested Directors.”

Messrs. Koenig and Duffy will be joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 20 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 12 years of lending and corporate finance experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company, LLC and Heller Financial. See “Management—Biographical Information—Investment Committee.”

About Monroe Capital

Monroe Capital, founded in 2004, is a leading lender to middle-market companies. As of December 31, 2010, Monroe Capital had approximately $440 million in assets under management. In addition, Monroe Capital Partners Fund, LP, or the Monroe Capital SBIC, an affiliate of Monroe Capital, was licensed as a small business investment company by the United States Small Business Administration, or the SBA, in February 2011, with approximately $200 million in commitments.

Monroe Capital has maintained a continued lending presence in the lower middle-market throughout the most recent economic downturn. The result is an established lending platform that we believe generates consistent primary and secondary deal flow from a network of proprietary relationships and additional deal flow from a diverse portfolio of over 130 current investments. From Monroe Capital’s formation in 2004 through December 31, 2010, Monroe Capital’s investment professionals have invested in over 260 middle-market investments with an aggregate principal value of over $1.1 billion. The senior investment team of Monroe Capital averages more than 20 years of experience and is complemented by Mr. Duffy, who joined Monroe Capital in January 2011. This team has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by administrative and back-office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

In December 2006, MC Funding, Ltd., a leveraged asset fund affiliated with Monroe Capital, raised $43.5 million in equity and from December 2006 through December 31, 2010 deployed in excess of $920 million in 245 transactions. Of these, over 100 portfolio investments have been fully realized. As of December 31, 2010, approximately $602 million of principal and interest has been returned to MC Funding, Ltd. and as of the same date, MC Funding Ltd. had made $37.8 million in distributions to its equity investors, representing a 21.8% cash-on-cash return (net of expenses) for the fund. This return ranks in the top 10% of the 524 U.S. loan funds included in Citibank’s January 2011 report “Global Credit Strategy.” Monroe Capital also generated a 14.5% gross unlevered return in an unleveraged managed account of senior secured investments during 2010, the account’s first full year under Monroe Capital’s management. MC Funding, Ltd. and the unleveraged managed account of senior secured investments are the only funds managed by Monroe Capital with substantially similar investment objectives, policies and procedures. There is no material difference in the performance and quality of the assets that comprise our initial portfolio as compared to the assets of the leveraged fund and the unleveraged managed account described in this paragraph over the relevant periods and we have included the performance of all assets held by those funds in calculating the numbers above. Additionally, our investment objectives, policies and procedures will be substantially similar to those of MC Funding, Ltd.

Portfolio Composition

We expect that our investments will generally range in size from $5 million to $25 million. We may also selectively invest in larger positions, and we generally expect that the size of our larger positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce debt or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with a maturity of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile.

Our initial portfolio is comprised of loans originated by Monroe Capital that were selected from the portfolio of more than 130 separate investments held by a fund managed by Monroe Capital and comprises 24% of the loans available for selection. These loans were selected from the portfolio investments of affiliates of Monroe Capital because they are similar to the type of investments we plan to originate. However, we expect our new loans to be less concentrated in senior secured debt and to include a mix of primarily senior, unitranche and junior secured debt. Our initial portfolio was selected for the following characteristics of the portfolio as a whole:

•	Loans with a weighted average yield of 7% to 8%;
•	Emphasis on middle market transactions;
•	Minimum of 90% senior debt investments (including unitranche debt);
•	Maximum concentration of 15% in any one industry;
•	Average loan position of less than $5,000,000; and
•	Loans with maximum loan-to-enterprise value ratio of between 50% to 70%.

The fair value of our initial portfolio is $96.3 million. Our portfolio initially includes approximately 83.6% senior secured debt, 8.2% unitranche secured debt and 8.2% junior secured debt. We do not believe that there are any material differences in the underwriting standards that were used to originate the acquired investments and the underwriting standards described in this prospectus that we expect to implement.

As of December 31, 2010, the weighted average yield of the acquired portfolio was 8.22%, of which approximately 8.14% is current cash interest. In addition, the weighted average loan-to-value, or LTV, ratio of these assets as of December 31, 2010 was approximately 45%. We believe the LTV ratio of a loan asset is a useful indicator of the risk associated with that loan asset. The LTV ratio is the amount of our debt investment in a portfolio company plus any other debt investments in such company that rank senior to or parri passu with our debt investment in such company divided by the enterprise value of such company. We determine the enterprise value of a portfolio company using a variety of criteria, including our financial analysis, our knowledge of the portfolio company, recent comparable market transactions and other appropriate factors. Neither our initial portfolio nor the pool of assets from which our initial portfolio was chosen have material amounts of original issue discount or paid-in-kind interest associated with those securities.

The initial portfolio does not differ materially from the portion of Monroe Capital’s portfolio not selected in terms of both historical performance and expected performance. The loans in our initial portfolio are classified primarily as “level 3 assets” under Accounting Standards Codification 820 issued by the Financial Accounting Standards Board, which means that their fair value cannot be determined with reference to an established market and there is a very limited ability for us to liquidate our investments in the initial portfolio. The purchase price paid by us for these assets was determined based on a review of loan prices provided by an independent market pricing source and an analysis of loan prices and yields for comparable assets. The purchase price for each loan was then confirmed by a third party valuation firm as well as by our disinterested directors. Our initial portfolio has been purchased from an affiliate of Monroe Capital in a transaction that would have required exemptive relief had it been consummated after we elect to be regulated as a business development company.

Market Opportunity

We intend to invest primarily in senior, unitranche and junior secured debt issued to lower middle-market companies in the United States and, to a lesser extent and in accordance with the limitations of the 1940 Act, Canada. We believe that U.S. and Canadian lower middle-market companies comprise a large, growing and fragmented market that offers attractive financing opportunities. In addition, each of the factors set forth below suggests a large number of prospective lending opportunities for lenders, which should allow us to generate substantial investment opportunities and build an attractive portfolio of investments.

Significant Universe of Potential Borrowers. According to the U.S. Census Bureau in its 2007 economic census, there were approximately 196,000 companies in the United States with annual revenues between $10 million and $2.5 billion, compared with 1,200 companies with revenues greater than $2.5 billion. In addition, we have substantial strategic relationships with commercial banks across the United States. These banks may partner with us to provide debt financing to their networks of middle-market clients while the banks can maintain their client relationships by providing deposit and cash management services. We believe that these strategic relationships, coupled with an extensive network of financial intermediaries, will generate over half of our originations in non-private equity-sponsored investments.

Reduced Competition Driven by Depressed Credit Cycle. We believe that the dislocation in the financial markets over the last 24 to 30 months has reduced the amount of credit available to middle-market companies. Many significant participants in the senior, unitranche and junior secured debt market over the past five years, such as hedge funds and managers of collateralized loan obligations, have contracted or eliminated their origination activities as investors’ credit concerns have reduced available funding. Moreover, many regional commercial banks face significant balance sheet constraints and increased regulatory scrutiny, which we believe restrict their ability to provide loans to middle-market companies. In addition, since 2005 the Federal Deposit Insurance Corporation has been appointed receiver or conservator for over 330 failed banks. We believe that the relative decline in competition will drive higher quality deal flow to us and allow us to exercise greater selectivity throughout the investment process.

Robust Demand for Debt Capital. Private equity firms raised record amounts of equity commitments in 2006-2008, far in excess of the amount of equity they subsequently invested from this capital raised. We expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us. In addition, we believe there is a large pool of uninvested private equity capital available to acquire or recapitalize middle-market companies. According to Pitchbook, from 2003 to 2010 there was approximately $485 billion of uninvested capital raised by private equity funds from U.S. investors. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior secured and junior debt and equity co-investments from other sources, such as us. Although not our primary deal source, private equity firms are one of the many origination channels through which we source our new loan originations.

We also believe the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008 will start to come due in the near term. According to the S&P/LSTA Leveraged Loan Index, the rate of middle-market debt maturities is expected to peak in 2013 and 2014 at an annual rate of $2.0 billion and $3.5 billion before beginning to recede. Accordingly, we believe that new financing opportunities will increase as many leveraged companies seek to refinance in the near term. When combined with the decreased availability of debt financing for middle-market companies described above, these factors should increase lending opportunities for us.

Middle-Market Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. and Canadian lower middle-market companies. For example, based on the experience of our management team, lending to U.S. and Canadian lower middle-market companies (a) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information regarding such companies, (b) requires enhanced due diligence and underwriting practices, including greater and more sustained interaction with management and more detailed and tailored financial analysis, consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. This dynamic is particularly true with respect to non-private equity-sponsored companies because many middle-market focused business development companies and other finance companies rely substantially on private equity-backed companies for deal flow. As a result, middle-market companies, and non-private equity-sponsored and lower middle-market companies in particular, have historically been served by a limited segment of the lending community.

Attractive Deal Structure and Terms. In general, based on the experiences of our management team, we believe that lower middle-market companies have less leverage on their balance sheets than large companies. Due to their smaller size, such companies also typically utilize less complicated financing arrangements, leaving them with simpler capital structures than larger companies. These loans also typically involve a small lending group, or club, which facilitates communication among the group, information flow, heightened oversight and monitoring and direct access to borrowers’ management teams as well as opportunities to obtain board seats or board observation rights with borrowers. Club transactions allow lenders in this market to customize covenant and default provisions in loan documents tailored to suit the individual borrowers. We believe this results in a better “fit” for borrowers, easier monitoring and improved overall performance for these investments. Also, we believe that as a percentage of financing transactions into which they enter, lower middle-market companies generally offer more attractive economics than large companies in terms of interest rate.

Investment Strategy

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation primarily through investments in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity. We also intend to invest opportunistically in attractively priced, broadly syndicated loans, which should enhance our geographic and industry portfolio diversification and increase our portfolio’s liquidity. To achieve our investment objective, we intend to implement the following investment strategy:

Attractive Current Yield. We believe our sourcing network allows us to enter into transactions with attractive yields and investment structures. Based on current market conditions, we expect our senior and unitranche secured debt to have an average maturity of three to five years and interest rates of 9% to 15% and we expect our junior secured debt and our unsecured subordinated debt to have an average maturity of four to seven years and interest rates of 12% to 17%. In addition, based on current market conditions, we expect our debt investments to typically have a variable coupon (with a LIBOR floor), will typically receive upfront closing fees of 1% to 4% and may include payment-in-kind, or PIK, interest. We may also receive warrants or other forms of upside equity participation. Our transactions will generally be secured and supported by a lien on all assets and/or a pledge of company stock in order to provide priority of return and to influence any corporate actions. Although we expect to enter into transactions with the characteristic described in this paragraph, we cannot assure you that we will be able to enter into transactions on these terms or at all.

Sound Portfolio Construction. We strive to exercise discipline in portfolio creation and management and to implement effective governance throughout our business. Monroe Capital has been, and we believe that MC Advisors, which is comprised by substantially the same investment professionals who have operated Monroe Capital, will be, conservative in the underwriting and structuring of covenant packages in order to enable early intervention in the event of weak financial performance by a portfolio company. We intend to pursue lending opportunities selectively and will seek to acquire a diversified portfolio. We believe that exercising disciplined portfolio management through continued intensive account monitoring and timely and relevant management reporting allows us to mitigate risks in our debt investments. In addition, we have implemented rigorous governance processes through segregation of duties, documented policies and procedures and independent oversight and review of transactions, which we believe helps us to maintain a low level of non-performing loans. We believe that Monroe Capital’s proven process of thorough origination, conservative underwriting, due diligence and structuring, combined with careful account management and diversification, enabled it to protect investor capital and we believe MC Advisors will follow the same philosophy and processes in originating, structuring and managing our portfolio investments.

Predictability of Returns. Beyond conservative structuring and protection of capital, we seek a predictable exit from our investments. We will seek to invest in situations where there are a number of potential exit options, including rapid amortization and excess cash-flow recapture resulting in full repayment or a modest refinance. We intend to structure the majority of our transactions as secured loans with a covenant package that provides for full or partial repayment upon the completion of asset sales and restructurings. Because we seek to structure these transactions to provide for contractually determined, periodic payments of principal and interest, we are less likely to depend on the robust merger and acquisition activity or public equity markets to exit our debt investments. As a result, we believe that we can achieve our target returns even in a period when public markets are depressed.

Competitive Strengths

We believe that we represent an attractive investment opportunity for the following reasons:

Deep, Experienced Management Team. We are managed by MC Advisors, which has access through the Staffing Agreement to Monroe Capital’s experienced team comprised of 18 senior investment professionals who average more than 20 years of experience, led by our Chairman and Chief Executive Officer, Theodore L. Koenig, and Daniel M. Duffy, our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer. This extensive experience includes the management of investments with borrowers of varying credit profiles and transactions completed in all phases of the credit cycle. Monroe Capital’s senior investment professionals provide us with a difficult-to-replicate sourcing network and a broad range of transactional, financial, managerial and investment skills. This expertise and experience is supported by administrative and back office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. From Monroe Capital’s formation in 2004 through December 31, 2010, Monroe Capital’s investment professionals have invested in more than 260 middle-market investments with an aggregate principal value of over $1.1 billion.

Differentiated Relationship-Based Sourcing Network. We believe Monroe Capital’s senior investment professionals benefit from extensive relationships with commercial banks, private equity firms, financial intermediaries, management teams and turn-around advisors. Included in this group of core relationships are five commercial banks that are also limited partners in the Monroe Capital SBIC, and these commercial bank relationships have generated new investment referrals to us. We believe that this broad sourcing network differentiates us from our competitors and offers us a diversified origination approach that does not rely on a single channel and offers us consistent deal flow throughout the economic cycle. We also believe that this broad network allows us to originate a substantial number of non-private equity-sponsored investments.

Extensive Institutional Platform for Originating Middle-Market Deal Flow. Monroe Capital’s broad network of relationships and ample origination resources enable us to review numerous lending opportunities, permitting us to exercise a high degree of selectivity in terms of loans to which we ultimately commit. On average, Monroe Capital estimates that it reviews over 1,000 investment opportunities each year. Monroe Capital’s over 260 previously executed transactions, 130 of which are with current borrowers, offer us another source of deal flow, as these debt investments reach maturity or seek refinancing. As of February 24, 2011, Monroe Capital had a pipeline of over 55 transactions for an aggregate potential deal volume of approximately $900 million for all funds under management. We are also positioned to benefit from our established brand name, strong track record in partnering with industry participants and reputation for closing deals on time and as committed. Monroe Capital’s senior investment professionals are complemented by extensive experience in capital markets transactions, risk management and portfolio monitoring.

Disciplined, “Credit-First” Underwriting Process. Monroe Capital has developed a systematic underwriting process that applies a consistent approach to credit review and approval, with a focus on evaluating credit first and then appropriately assessing the risk-reward profile of each loan. MC Advisors’ assessment of credit will outweigh pricing and other considerations, as we seek to minimize potential credit losses through effective due diligence, structuring and covenant design. MC Advisors seeks to customize each transaction structure and financial covenant to reflect risks identified through the underwriting and due diligence process. We also intend to actively manage our origination and credit underwriting activities through personal visits and calls on all parties involved with an investment, including the management team, private equity sponsor, if any, and other lenders.

Established Credit Risk Management Framework. We plan to manage our credit risk through a well-defined portfolio strategy and credit policy. In terms of credit monitoring, MC Advisors intends to assign each loan to a particular portfolio management professional and maintain a credit rating analysis for all loans. MC Advisors will then seek to employ ongoing review and analysis, together with monthly investment committee meetings to review the status of certain complex and challenging loans and a comprehensive quarterly review of all loan transactions. MC Advisors’ investment professionals also have significant turnaround and work-out experience, which gives them perspective on the risks and possibilities throughout the entire credit cycle. We believe this careful approach to investment and monitoring enables us to identify problems early and gives us an opportunity to assist borrowers before they face difficult liquidity constraints. By anticipating possible negative contingencies and preparing for them, we believe that we diminish the probability of underperforming assets and loan losses.

Formation Transactions

We were formed on February 9, 2011, and we have no prior operations. On                     , 2011, we purchased our initial portfolio of loans for $             million from             , a fund managed by Monroe Capital. On the date of purchase, this portfolio was comprised of 34 loans that were either senior, unitranche or junior secured debt obligations of companies and that we believe will provide us with a sound foundation for our business. See “Portfolio Companies” for additional information.

On                     , 2011, we entered into a $             million secured revolving credit facility with              and             , or the Lenders, which we used to complete the acquisition of our initial portfolio. As of             , 2011, we had $             million outstanding under the credit facility. The credit facility is secured by a lien on all of our assets, including our initial portfolio of loans and all other assets, including cash on hand. We have also agreed in the future to pledge any portfolio investments (other than those related to permitted secured indebtedness) that we make after the consummation of this offering. Pursuant to the terms of the credit facility, we have agreed to use a portion of the net proceeds from this offering to pay the outstanding principal of, and accrued and unpaid interest on the credit facility as well as pay the reasonable transaction costs incurred by us and the Lenders in establishing the credit facility.

Upon payment in full of the initial advance under the credit facility and consummation of this offering, the credit facility will remain available to us for a period of              years, and we may make draws under the facility from time-to-time to make or purchase additional investments or for general working capital purposes until the maturity date of the credit facility. The maturity date of the credit facility will be the earliest to occur of (a)             , (b) the termination of the credit facility in accordance with its terms or (c) any other date mutually agreed to by us and the Lenders. The material terms of the credit facility are as follows:

•	total borrowing capacity of up to $ million, subject to the borrowing base concept based on ;
•	an interest rate of LIBOR plus per annum; and
•	customary financial covenants and negative covenants.

Certain affiliates of the Lenders, including             and             , are members of the underwriting syndicate for this offering. See “Related-Party Transactions and Certain Relationships” for additional information.

Operating and Regulatory Structure

Our investment activities will be managed by MC Advisors under the direction of our board of directors, a majority of whom are independent of us, MC Advisors and our and their respective affiliates.

As a business development company, we will be required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of notes, other borrowings and shares of preferred stock, our ability to use leverage will be limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company will affect our ability to and the way in which we raise additional capital.” and “Risk Factors—Risks Relating to our Business and Structure—If we use borrowed funds to make investments or fund our business operations, we will be exposed to risks typically associated with leverage which will increase the risk of investing in us.”

Also, as a business development company, we will be generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (a) private domestic operating companies, (b) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., The Nasdaq Global Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (c) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.” Additionally, to the extent we invest in the securities of companies domiciled in or with their principal places of business in Canada, those investments will not be qualifying assets, meaning that in accordance with the 1940 Act, we cannot invest more than 30% of our assets in Canadian securities and other non-qualifying assets.

We intend to elect to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Conflicts of Interests

Subject to certain 1940 Act restrictions on co-investments with affiliates, MC Advisors has agreed to offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with MC Advisors’ conflict of interest and allocation policies, we might not participate in each individual opportunity but will be entitled, on an overall basis, to participate equitably with other entities sponsored or managed by MC Advisors and its affiliates.

Affiliates of MC Advisors manage other assets in a closed-end fund, an open-end fund and a small business investment company that also have an investment strategy focused primarily on senior, unitranche, and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity to lower middle-market companies. In addition, although we are currently the only entity managed by MC Advisors, MC Advisors and/or its affiliates may manage other entities in the future with an investment strategy that has the same or similar focus as ours. To the extent we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors intends to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) MC Advisors’ internal conflict of interest and allocation policies. MC Advisors’ allocation policies are intended to ensure that we generally share equitably with other investment funds, accounts or other investment vehicles managed by MC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer, which may be suitable for us and such other investment funds or other investment vehicles.

MC Advisors and/or its affiliates may in the future sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies and expect to put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. MC Advisors will seek to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. When we invest alongside such other accounts as permitted, such investments will be made consistent with MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including our independent directors. The allocation policy will provide that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. We and MC Advisors intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you that this application for exemptive relief will be granted by the SEC, or that, if granted, it would be on the same terms requested by us. See “Related-Party Transactions and Certain Relationships.”

Corporate History and Information

We were incorporated under the laws of Maryland on February 9, 2011. Our principal executive offices are located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, and our telephone number is (312) 258-8300. Our corporate website is located at                     . Information on our website is not incorporated into or a part of this prospectus.

Risk Factors

The value of our assets, as well as the market price of our shares will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. See “Risk Factors” beginning on page 19 of this prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our common stock.

THE OFFERING

Common Stock Offered by Us	shares (or shares if the underwriters exercise their over-allotment option in full).

Common Stock to be Outstanding after this Offering	shares (or shares if the underwriters exercise their over-allotment option in full).

Use of Proceeds	Our net proceeds from this offering will be approximately $ , or approximately $ if the underwriters exercise their over-allotment option in full, in each case assuming an initial public offering price of $ per share.

We intend to use the net proceeds of this offering to repay the outstanding principal of, and accrued and unpaid interest on, the credit facility, invest in portfolio companies in accordance with our investment objective and the strategies described in this prospectus and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of this offering. Pending such investments, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Proposed Symbol on The Nasdaq Global Market	MRCC

Distributions	Subsequent to the completion of this offering, and to the extent we have income and cash available, we intend to make quarterly distributions to our stockholders, beginning with the first full calendar quarter after the completion of this offering. Our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash dividend or other distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder opts out, that stockholder will receive cash dividends or other distributions. Stockholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as stockholders who elect to receive their distributions in cash. However, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Taxation	We intend to elect to be treated, and intend to qualify thereafter, as a RIC under the Code, beginning with our first taxable year ending December 31, 2011. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gain that we distribute to our stockholders. To obtain and maintain RIC tax status, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. For a short period (less than one month after the closing of this offering) we may not be a RIC and may be subject to corporate level income tax. Because most of our income will not be attributable to dividends, such income will not be taxable at more favorable rates for qualified dividend income. Distributions made to you will generally be taxed as ordinary income or as capital gains. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Leverage

As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, increase the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such borrowing. In addition, the costs associated with our borrowings, if any, including any increase in the management fee payable to MC Advisors, will be borne by our common stockholders. As of                     , 2011, we had debt outstanding under the credit facility of approximately $ million incurred in connection with the acquisition of our initial portfolio. We are required to pay off the current amount outstanding under the credit facility with a portion of the net proceeds from this offering.

Investment Management Agreement and Fees	We have entered into the Investment Advisory Agreement with MC Advisors, under which MC Advisors, subject to the overall supervision of our board of directors, provides investment advisory services to us. We pay MC Advisors a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate equal to 2% of our total assets (which includes cash, cash equivalents and assets purchased with borrowed amounts). MC Advisors has agreed to waive the base management fee payable to MC Advisors with respect to cash and cash equivalents held by us through , 2011. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2% (8% annualized) preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. If we receive SEC exemptive relief, and any required approval by our stockholders, at the discretion of our board of directors, we may pay up to 50% of the net after-tax incentive fee earned by MC Advisors in the form of shares of our common stock, which will be issued at their then current market price. Until such exemptive relief is granted, we intend to pay the entire fee in cash. See “Management and Other Agreements—Investment Advisory Agreement.” See also “Risk Factors—Risks Relating to This Offering—If we receive appropriate SEC exemptive relief, pursuant to the Investment Advisory Agreement we may pay up to 50% of the net after-tax incentive fee to MC Advisors in the form of shares of our stock at the then current market price, which may be below our net asset value; this may affect the market price of our stock and may result in dilution to existing stockholders.”

Administration Agreement	We will reimburse MC Management under the Administration Agreement (subject to the review and approval of our board of directors) for our allocable portion of overhead and other expenses, including the costs of furnishing us with office facilities and equipment and providing clerical, bookkeeping, record-keeping and other administrative services at such facilities, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. To the extent that MC Management outsources any of its functions, we will pay the fees associated with such functions on a direct basis, without incremental profit to MC Management. See “Management and Other Agreements—Administration Agreement.”

License Arrangements	We intend to enter into a license agreement with Monroe Capital under which Monroe Capital will grant us a non-exclusive, royalty-free license to use the name “Monroe Capital.” See “Management and Other Agreements—License Agreement.”

Trading	Shares of closed-end investment companies, including business development companies, frequently trade in the secondary market at a discount to their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors—Risks Relating to This Offering.”

Custodian and Transfer Agent	US Bank National Association will serve as our custodian, and will serve as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Risk Factors	An investment in our common stock is subject to risks. See “Risk Factors” beginning on page 19 of this prospectus to read about factors you should consider before deciding to invest in shares of our common stock.

Available Information

We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act of 1933, as amended, or the Securities Act. This registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

We maintain a website at and intend to make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, attention: Investor Relations.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and actual amounts and percentages may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Monroe Capital Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Monroe Capital Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)%		(1)
Offering expenses borne by us (as a percentage of offering price)%		(2)
Dividend reinvestment plan expenses	—	(3)
Total stockholder transaction expenses paid by us (as a percentage of offering price)%

Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	%	(4)
Incentive fees payable under the Investment Advisory Agreement (20% of net investment income and net realized capital gains less unrealized capital depreciation)%		(5)
Interest payment on borrowed funds	%	(6)
Other expenses (estimated)%		(7)

Total annual expenses (estimated)%		(8)

(1)	The underwriting discount and commission with respect to shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering. Shares sold in this offering to our affiliates and their employees will be sold at the initial public offering price directly by us without any sales load pursuant to this prospectus.

(2)	Amount reflects estimated offering expenses of approximately $ .

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” See “Dividend Reinvestment Plan.”

(4)	Our base management fee will be 2% of our total assets (which includes cash and cash equivalents and assets purchased with borrowed amounts). MC Advisors has agreed to waive the base management fee payable to MC Advisors with respect to cash and cash equivalents held by us through , 2011. For the purposes of this table, we have assumed that we maintain no cash or cash equivalents and that the base management fee will remain at 2% as set forth in the Investment Advisory Agreement. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to the Investment Advisory Agreement must be submitted to our stockholders for approval. The “base management fee” percentage is calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. The base management fee in the table above assumes borrowings to fund investments of $ million at the end of our first 12 months. MC Advisors has agreed to waive the base management fee payable to MC Advisors with respect to cash and cash equivalents held by us through , 2011. See “Management and Other Agreements—Investment Advisory Agreement.”

(5)

Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be used within six to nine months in accordance with our investment objective. We expect that during this period we will not have any capital gains. However, we expect that the amount of our net operating income will exceed the quarterly minimum hurdle rate discussed below. As a result, we anticipate paying incentive fees in the first year after the completion of this offering.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2% quarterly (8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, MC Advisors receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, MC Advisors will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second part, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. We will accrue (but not pay) an expense for potential future payment of capital gain incentive fees with respect to any unrealized appreciation on our portfolio.

As disclosed elsewhere in this prospectus, subject to our receipt of exemptive relief, we may pay up to 50% of the net after-tax incentive fee earned by MC Advisors in the form of shares of our common stock issued at such shares then current market price.

See “Management and Other Agreements—Investment Advisory Agreement.”

(6)	After repaying all amounts drawn under the credit facility at the close of this offering, we do not plan to incur significant leverage or to pay significant interest in respect of leverage until after the proceeds of this offering are deployed in accordance with our investment objective. The table assumes: (a) that we borrow for investment purposes up to an amount equal to % of our average total assets (average borrowing of $ million out of average total assets of $ million); and (b) that the interest expense, the unused fee and the one-year portion of the aggregate structuring fee is $ million.

(7)	Includes estimated organizational expenses of $ (which are non-recurring) and our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by MC Management. See “Management and Other Agreements—Administration Agreement.” “Other expenses” are based on estimated amounts for the current fiscal year.

(8)

“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We intend to borrow money to leverage our net assets and increase our total assets. We calculate the “total annual expenses” percentage as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. If the “total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “total annual

expenses” would be     % of consolidated total assets. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of total assets after such borrowing. We have included our estimated leverage expenses (consistent with the assumptions in footnote (6)) for the 12 months following this offering in “total annual expenses.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

This table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash distribution, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a newly formed company with no operating history and have never operated as a business development company or qualified to be treated as a RIC, and MC Advisors has never managed a business development company or a RIC; we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We were incorporated in February 2011 and, as a result, have no operating history as a stand-alone entity for purposes of your evaluation of our business and prospects. Because of our lack of operating history, we have no historical results of operations on which you might otherwise rely for evaluating our business, results of operations and prospects. You should evaluate our business, results of operations and prospects in light of the risks and difficulties we may encounter, including the risk that we will not achieve our investment objective.

Prior to the closing of this offering we have not operated as a business development company or qualified to be treated as a RIC, and MC Advisors has not previously managed us or any business development company or RIC. As a result, we have no operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. We will be subject to the business risks and uncertainties associated with new entities of these types, including the risk that we will not achieve our investment objective, or that we will not qualify or maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by affiliates of MC Advisors. Business development companies are required, for example, to invest at least 70% of their total assets in qualifying assets, which generally include securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. Moreover, qualification for treatment as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. None of us, MC Advisors or any of our or their respective affiliates has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We depend upon MC Advisors’ senior management for our future success, and upon its access to the investment professionals of Monroe Capital and its affiliates.

We do not have any internal employees. We will depend on the investment expertise, skill and network of business contacts of the senior investment professionals of MC Advisors, who will evaluate, negotiate, structure, execute, monitor and service our investments in accordance with the terms of the Investment Advisory Agreement. Our future success will depend to a significant extent on the continued service and coordination of the senior investment professionals of MC Advisors, particularly Messrs. Koenig, Duffy, Egan and VanDerMeid. Messrs. Koenig, Duffy, Egan and VanDerMeid may have other demands on their time now and in the future, and we cannot assure you that they will continue to be actively involved in our management. Each of these individuals is an employee of MC Management and is not subject to an employment contract. The departure of any of these individuals or competing demands on their time in the future could have a material adverse effect on our ability to achieve our investment objective.

We expect that MC Advisors will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that MC Advisors’ senior investment professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with Monroe Capital and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom Monroe Capital’s senior investment professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

MC Advisors, an affiliate of Monroe Capital, provides us with access to Monroe Capital’s investment professionals. MC Advisors also depends upon Monroe Capital to obtain access to deal flow generated by the investment professionals of Monroe Capital and its affiliates. The Staffing Agreement provides that MC Management will make available to MC Advisors experienced investment professionals and access to the senior investment personnel of Monroe Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure you that MC Management will fulfill its obligations under the agreement. Furthermore, the Staffing Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. If MC Management fails to perform or terminates the agreement, we cannot assure you that MC Advisors will enforce the Staffing Agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Monroe Capital and its affiliates or their information and deal flow.

The investment committee that will oversee our investment activities is provided by MC Advisors under the Investment Advisory Agreement. MC Advisors’ investment committee consists of Messrs. Koenig, Duffy, Egan and VanDerMeid. The loss of any member of MC Advisors’ investment committee or of other Monroe Capital senior investment professionals would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of MC Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon the senior investment professionals of MC Advisors to maintain their relationships with financial institutions, sponsors and investment professionals, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the senior investment professionals of MC Advisors fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of MC Advisors have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our financial condition and results of operation will depend on our ability to manage our business effectively.

Our ability to achieve our investment objective and grow will depend on our ability to manage our business. This will depend, in turn, on MC Advisors’ ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon MC Advisors’ execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. MC Advisors will have substantial responsibilities under the Investment Advisory Agreement. The senior origination professionals and other personnel of MC Advisors may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Even if we are able to grow and build upon our investment operations in a manner commensurate with the increased capital available to us as a result of this offering, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results of operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies, it could negatively impact our ability to pay dividends or other distributions and cause you to lose all or part of your investment.

There may be conflicts related to obligations that MC Advisors’ senior investment professionals, and members of its investment committee, have to other clients.

The senior investment professionals and members of the investment committee of MC Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or other investment vehicles sponsored or managed by MC Advisors or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. For example, Messrs. Koenig, Egan and VanDerMeid have and, following this offering, will continue to have, and Mr. Duffy may have, management responsibilities for other investment funds, accounts or other investment vehicles sponsored or managed by affiliates of MC Advisors.

Affiliates of MC Advisors manage other assets in a closed-end fund, an open-end fund and a small business investment company that also have an investment strategy focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt to lower middle-market companies. None of these funds is registered with the SEC. In addition, although we are currently the only entity managed by MC Advisors, MC Advisors and/or its affiliates may manage other entities in the future with an investment strategy that has the same or similar focus as ours.

MC Advisors will seek to allocate investment opportunities among eligible accounts made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures which will require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

We may have potential conflicts of interest related to obligations that MC Advisors may have to other clients.

We may in the future have conflicts of interest with MC Advisors or its respective other clients that elect to invest in similar types of securities as us. The members of MC Advisors’ investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or other investment vehicles sponsored or managed by MC Advisors. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. MC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy.

MC Advisors or its investment committee may, from time to time, possess material nonpublic information, limiting our investment discretion.

The managing members and the senior origination professionals of MC Advisors and the senior professionals and members of MC Advisors’ investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for MC Advisors that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to MC Advisors. Management fees are based on our total assets (which include cash, cash equivalents and assets purchased with borrowed amounts). As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our total assets, including cash, cash equivalents and assets purchased with borrowed amounts, MC Advisors will benefit when we incur debt or otherwise use leverage. This fee structure may encourage MC Advisors to cause us to borrow money to finance additional investments or to maintain leverage when it would otherwise be appropriate to pay off our indebtedness. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor our stockholders. Our board of directors is charged with protecting our interests by monitoring how MC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each investment, our independent directors will periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, MC Advisors or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to MC Advisors that relates to our net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for MC Advisors to the extent that it may encourage MC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. MC Advisors may have an incentive to invest in PIK interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities.

This risk could be increased because MC Advisors is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. In addition, the part of the incentive fee payable to MC Advisors that relates to our net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay a net investment income incentive fee in a quarter in which we incur a loss. Any such net investment income incentive fee would not be subject to repayment.

Our incentive fee may induce MC Advisors to make certain investments, including speculative investments.

MC Advisors will receive an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, MC Advisors may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may have additional conflicts related to other arrangements with MC Advisors.

To the extent permitted by the 1940 Act, an affiliate of Monroe Capital Advisors LLC may provide introductions to prospective portfolio companies for which it may receive a brokerage or other financial advisory fee from the potential portfolio company or us. Any such activities may give rise to a conflict that our board of directors must monitor. We will enter into a license agreement with Monroe Capital, LLC under which Monroe Capital, LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital.” In addition, we will rent office space from MC Management, another affiliate of Monroe Capital, and pay to MC Management our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This will create conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement with MC Advisors, the Administration Agreement with MC Management and the credit facility with certain members of the underwriting syndicate were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.

We negotiated the Investment Advisory Agreement and the Administration Agreement with related parties. Consequently, their terms, including fees payable to MC Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third-party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with MC Advisors and MC Management. Any such decision, however, would breach our fiduciary obligations to our stockholders.

We negotiated the credit facility that we entered into in connection with our formation transactions with certain members of the underwriting syndicate for this offering. Consequently the terms may not be as favorable to us as if they had been negotiated with an unrelated third-party.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith pursuant to our valuation policy. In connection with that determination, investment professionals from MC Advisors prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors, including Messrs. Koenig and Duffy, have a pecuniary interest in MC Advisors. The participation of MC Advisors’ investment professionals in our valuation process and the pecuniary interest in MC Advisors by certain members of our board of directors could result in a conflict of interest as the management fee that we will pay MC Advisors is based on our total assets.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by MC Advisors or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, co-invest with MC Advisors and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that MC Advisors, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with MC Advisors’ other clients as otherwise permissible under regulatory guidance, applicable regulations and MC Advisors’ allocation policy, which the investment committee of MC Advisors maintains in writing. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other funds managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MC Advisors clients, MC Advisors will need to decide which client will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by MC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment adviser.

We and MC Advisors intend to seek exemptive relief from the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MC Advisors or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and other funds managed by MC Advisors and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief will seek an exemptive order permitting us to invest with funds managed by MC Advisors or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. There can be no assurance that we will obtain exemptive relief or that if we do obtain such relief it will be obtained on the terms we have outlined in our request. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment.

To the extent permitted by the 1940 Act, an affiliate of Monroe Capital may provide introductions to prospective portfolio companies for which it may receive a brokerage or financial advisory fee from the potential portfolio company. Any such activities may give rise to a conflict that our board of directors must monitor. These transactions will be conducted on an arm’s length basis, will have terms that are consistent those generally available in the marketplace and will have fees that are substantially similar to fees charged to similarly situated borrowers who obtain financing from other sources. Our investment activities may be limited if such investments are not permitted by the 1940 Act.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We compete with a number of specialty and commercial finance companies to make the types of investments that we make in middle-market companies, including business development companies, traditional commercial banks, private investment funds, regional banking institutions, small business investment companies, investment banks and insurance companies. Additionally, with increased competition for investment opportunities, alternative investment vehicles such as hedge funds may seek to invest in areas they have not traditionally invested in or from which they had withdrawn during the economic downturn from 2007 to 2010, including investing in middle-market companies. As a result, competition for investments in lower middle-market companies has intensified, and we expect that trend to continue. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the lower middle-market is underserved by traditional commercial and investment banks, and generally has less access to capital. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms.

Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

We will be subject to corporate-level federal income tax if we are unable to qualify or maintain qualification as a RIC under Subchapter M of the Code.

We intend to elect to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ending December 31, 2011 and succeeding tax years; however, no assurance can be given that we will be able to qualify for and maintain RIC status. For a short period (less than one month after the closing of this offering), we may not be a RIC and may be subject to corporate-level income tax. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to our stockholders, we must meet certain requirements, including source-of-income, asset diversification and distribution requirements. The annual distribution requirement applicable to RICs is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. In addition, we will be subject to a 4% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar year basis. To the extent we use debt financing, we will be subject to certain asset coverage ratio requirements under the 1940 Act and may be subject to financial covenants under loan and credit agreements, each of which could, under certain circumstances, restrict us from making annual distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify and maintain our qualification for the tax benefits available to RICs and, thus, may be subject to corporate-level federal income tax on our entire taxable income without regard to any distributions made by us. To qualify and maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

An extended continuation of the disruption in the capital markets and the credit markets could negatively affect our business.

As a business development company, it will be essential for us to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Once we have fully invested the net proceeds of this offering, we will access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to pursue new business opportunities and grow our business. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to qualify for the tax benefits available to RICs. As a result, these earnings will not be available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as original issue discount and PIK interest. If we pay a net investment income incentive fee on interest that has been accrued, but not yet received in cash, it will increase the basis of our investment in that loan, which will reduce the capital gain incentive fee that we would otherwise pay in the future. Nevertheless, if we pay a net investment income incentive fee on interest that has been accrued but not yet received, and if that portfolio company defaults on such a loan, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible.

Because we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirements applicable to RICs. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify for the tax benefits available to RICs and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Regulations governing our operation as a business development company will affect our ability to and the way in which we raise additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a business development company to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of total assets less all liabilities and indebtedness not represented by senior securities, immediately after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of securities could dilute the percentage ownership of our current stockholders in us.

No person or entity from which we borrow money will have a veto power or a vote in approving or changing any of our fundamental policies. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

If we use borrowed funds to make investments or fund our business operations, we will be exposed to risks typically associated with leverage which will increase the risk of investing in us.

We may borrow money, including through the issuance of debt securities or preferred stock, to leverage our capital structure, which is generally considered a speculative investment technique. As a result:

•

our common stock would be exposed to an increased risk of loss because a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use leverage;

•

if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•

our ability to pay distributions on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such distributions;

•	any credit facility would be subject to periodic renewal by our Lenders, whose continued participation cannot be guaranteed;

•	such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility;

•	we bear the cost of issuing and paying interest or distributions on such securities, which costs are entirely borne by our common stockholders; and

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common stock.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder (1)	- %	- %	- %	%	%

(1)	Assumes $ million in total assets, $ million in debt outstanding and $ million in net assets as of , 2011 and an average cost of funds of %.

Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt securities or preferred stock and/or borrow money from banks and other financial institutions, which we collectively refer to as “senior securities,” only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our securities at a time when such sales may be disadvantageous.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to MC Advisors.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company, which would have a material adverse effect on our business, financial condition and results of operations.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation—Qualifying Assets.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to business development company and possibly lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we will be required to carry our portfolio investments at market value or if there is no readily available market value, at fair value as determined by our board of directors. We expect that many of our portfolio investments will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we will value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;

•	the enterprise value of a portfolio company;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;

•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

We expect that most of our investments (other than cash and cash equivalents) will be classified as Level 3 in the fair value hierarchy and require disclosures about the level of disaggregation along with the inputs and valuation techniques we use to measure fair value. This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. We expect that inputs into the determination of fair value of our portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We will employ the services of one or more independent service providers to review the valuation of these securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty in the value of our portfolio investments, a fair value determination may cause net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon one or more of our investments. As a result, investors purchasing shares of our common stock based on an overstated net asset value would pay a higher price than the value of the investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of investments will receive a lower price for their shares than the value the investment portfolio might warrant.

We will adjust quarterly the valuation of our portfolio to reflect the determination of our board of directors of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of income as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We expect to file an application with the SEC requesting exemptive relief from certain provisions of the 1940 Act and the Exchange Act.

The 1940 Act will prohibit certain transactions between us, Monroe Capital, LLC, and our and its affiliates without first obtaining an exemptive order from the SEC. We expect to file an application with the SEC requesting an SEC order permitting us to pay up to 50% of the incentive fee we pay to MC Advisors in shares of our common stock, exempting us and Monroe Capital, LLC from certain provisions of the 1940 Act restricting our ability to co-invest with our affiliates and exempting us from certain reporting requirements mandated by the Exchange Act. While the SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted. Delays and costs involved in obtaining necessary approvals may make certain transactions impracticable or impossible to consummate, and there is no assurance that any application for exemptive relief will be granted by the SEC.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In particular, on July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became law. The scope of the Dodd-Frank Act impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several months and years. The effects of the Dodd-Frank Act on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. We have begun to assess the potential impact of the Dodd-Frank Act on our business and operations, but at this early stage, the likely impact cannot be ascertained with any degree of certainty.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of MC Advisors to other types of investments in which MC Advisors may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority, except as otherwise provided by the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. Under Maryland law, we also cannot be dissolved without prior stockholder approval except by judicial action. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

MC Advisors can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

MC Advisors has the right to resign under the Investment Advisory Agreement without penalty at any time upon 60 days’ written notice to us, whether we have found a replacement or not. If MC Advisors resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by MC Advisors and its affiliates. Even if we were able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

MC Management can resign on 60 days’ notice from its role as our administrator under the Administration Agreement, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

MC Management has the right to resign under the Administration Agreement without penalty upon 60 days’ written notice to us, whether we have found a replacement or not. If MC Management resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by MC Management. Even if we were able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

Upon completion of this offering, we will be subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with the fiscal year ending December 31, 2011, our management will be required to report on its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will then be required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact its financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. There can be no assurance that we will successfully identify and resolve all issues required to be disclosed prior to becoming a public company or that our quarterly reviews will not identify additional material weaknesses. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, our value and results or operations may be adversely affected. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact its financial performance and our ability to make distributions.

We depend on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business depends on the communications and information systems of MC Advisors. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

We may incur lender liability as a result of our lending activities.

In recent years, a number of judicial decisions have upheld the right of borrowers and others to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. We may be subject to allegations of lender liability, which could be time-consuming and expensive to defend and result in significant liability.

MC Advisors may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

The track record and achievements of the senior management and investment teams of MC Advisors are not necessarily indicative of future results that will be achieved by MC Advisors. As a result, MC Advisors may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

Risks Related to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments and could lead to financial losses in our portfolio and a corresponding decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company or otherwise exercise control over it, a bankruptcy court might re-characterize our debt as a form of equity and subordinate all or a portion of our claim to claims of other creditors.

Current market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world.

Beginning in 2007 and continuing into the first quarter of 2011, the global capital markets experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a general decline in economic conditions. This economic decline has materially and adversely affected the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular. To the extent that we wish to use debt to fund our investments, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than what we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity may cause us to reduce the volume of loans we originate and/or fund below historical levels and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, and results of operations. The continuation or further deterioration of current market conditions could materially and adversely affect our business.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. In addition, our junior secured loans are generally subordinated to senior loans and are generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency.

Our portfolio companies will likely consist primarily of lower middle-market, privately owned companies, which may present a greater risk of loss than loans to larger companies.

Our portfolio consists, and will most likely continue to consist, primarily of loans to lower middle-market, privately owned companies. Compared to larger, publicly traded firms, these companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position and may need more capital to expand, compete and operate their business. In addition, many of these companies may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Accordingly, loans made to these types of borrowers may entail higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources on more attractive terms.

Investing in lower middle-market companies involves a number of significant risks, including that lower middle-market companies:

•

may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of portfolio companies that we may have obtained in connection with our investment;

•

may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	typically have more limited access to the capital markets, which may hinder their ability to refinance borrowings;

•	will be unable to refinance or repay at maturity the unamoritized loan balance as we structure our loans such that a significant balance remains due at maturity;

•

generally have less predictable operating results, may be particularly vulnerable to changes in customer preferences or market conditions, depend on one or a limited number of major customers, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•

generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

Any of these factors or changes thereto could impair a borrower’s financial condition, results of operation, cash flow or result in other adverse events, such as bankruptcy, any of which could limit a customer’s ability to make scheduled payments on our loans. This, in turn, may lead to their inability to make payments on outstanding borrowings, which could result in losses in our loan portfolio and a decrease in our net interest income and book value.

In addition, in the course of providing significant managerial assistance to certain portfolio companies, certain of our management and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of investments in these companies, our management and directors may be named as defendants in such litigation, which could result in an expenditure of our funds, through our indemnification of such officers and directors, and the diversion of management time and resources.

Loans may become nonperforming for a variety of reasons.

A nonperforming loan may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of such loan. Because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers of interests in loans may require the consent of an agent or borrower.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain the election to be regulated as a business development company and as a RIC that we intend to make, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or MC Advisors have material nonpublic information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we will be required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition and results of operations.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans underlying our portfolio may be callable at any time, many of them can be repaid with no premium to par. It is not clear at this time when each loan may be called. Whether a loan is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. Risks associated with owning loans include the fact that prepayments may occur at any time, sometimes without premium or penalty, and that the exercise of prepayment rights during periods of declining spreads could cause us to reinvest prepayment proceeds in lower-yielding instruments. In the case of some of these loans, having the loan called early may reduce the achievable yield for our company below the stated yield to maturity contained herein if the capital returned cannot be invested in transactions with equal or greater expected yields.

We have not yet identified the portfolio company investments we will acquire using the proceeds of this offering.

While we have acquired an initial portfolio of loans through the use of the credit facility prior to the consummation of this offering, we have not yet identified additional potential investments for our portfolio that we may acquire with the proceeds of this offering. Privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. You will be unable to evaluate any future portfolio company investments prior to purchasing our shares of common stock. Additionally, MC Advisors will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Pending investment in portfolio companies, we will invest the net proceeds of this offering, after repayment of the current outstanding balance under the credit facility, in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments in junior debt securities. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

We will be a non-diversified investment company within the meaning of the 1940 Act, and therefore we will not be limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We will be classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we will not be limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Although we believe our portfolio is well-diversified across companies and industries, our portfolio is and may in the future be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources and the provisions of the 1940 Act. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by MC Advisors’ allocation policy.

Because we do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently hold controlling equity positions in our portfolio companies. If we do not acquire a controlling equity position in a portfolio company, we may subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We generally intend to invest a portion of our capital in senior, unitranche and junior secured loans and, to a lesser extent, unsecured subordinated debt and equity. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

We may also make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are generally more volatile than secured loans and are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high LTV ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

MC Advisors’ liability will be limited under the Investment Advisory Agreement, and we have agreed to indemnify MC Advisors against certain liabilities, which may lead MC Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, MC Advisors will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow MC Advisors’ advice or recommendations. MC Advisors maintains a contractual, as opposed to a fiduciary, relationship with us. Under the terms of the Investment Advisory Agreement, MC Advisors and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of MC Advisors’ duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify MC Advisors and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead MC Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities.

The 1940 Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not presently contemplate investments in securities of non-U.S. companies other than Canadian companies. We expect that these investments would focus on the same investments that we intend to make in U.S. middle-market companies and, accordingly, would be complementary to our overall strategy and enhance the diversity of our holdings.

Engaging in either hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize gains from our equity investments.

We may make investments in the future that include warrants or other equity or equity-related securities. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to This Offering

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that a market for our common stock will develop or that the market price of shares of our common stock will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. We intend to apply to have our common stock listed on The Nasdaq Global Market, but we cannot assure you that our application will be approved. In addition, we cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our initial public offering. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and commissions and related offering expenses. Also, shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering.

If we receive appropriate SEC exemptive relief, pursuant to the Investment Advisory Agreement we may pay up to 50% of the net after-tax incentive fee to MC Advisors in the form of shares of our stock at the then current market price, which may be below our net asset value; this may affect the market price of our stock and may result in dilution to existing stockholders.

As we describe under “Management and Other Agreements,” under the Investment Advisory Agreement, subject to receipt of exemptive relief from the SEC, we may pay up to 50% of the net after-tax incentive fee in the form of shares of our stock at such shares’ then current market price. This may result in the issuance of shares to MC Advisors at a price that is below our then current net asset value (if our market price is below our net asset value on the issuance date of the shares). Any issuances below net asset value may have a negative effect on our stock price. In addition, the interests of existing stockholders may be diluted. The extent of the dilution that may be incurred is not calculable.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value of such stock, with certain exceptions. One such exception would permit us to sell or otherwise issue shares of our common stock during the next year at a price below our then current net asset value if our stockholders approve such a sale and our directors make certain determinations. At our next annual stockholders’ meeting, we will seek approval of this arrangement.

In addition to the restriction on the issuance of shares of our common stock, including shares issued as compensation to MC Advisors, at a price below our then current net asset value as described above, under the 1940 Act we are also prohibited from issuing shares of our common stock for services rendered unless and until we obtain an exemptive order from the SEC permitting such practice. We will apply for an exemptive order from the SEC to permit us to pay up to 50% of the net after-tax incentive fee to our investment advisor by issuing shares of our common stock to MC Advisors. The SEC is not obligated to grant an exemptive order to allow this practice and will do so only if it determines that such practice is consistent with stockholder interests and does not involve overreaching by our management or board of directors. In the event that we do not receive such exemptive relief, we will pay the entire incentive fee in cash, which could have an adverse effect on us.

We cannot assure you that we will be able to deploy the proceeds of this offering within the timeframe we have contemplated.

We anticipate that substantially all of the net proceeds of this offering will be invested in portfolio companies in accordance with our investment objective within six to nine months after the completion of this offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy those proceeds successfully in that timeframe. To the extent we are unable to invest those proceeds within our contemplated timeframe after the completion of this offering, our investment income and, in turn, our results of operations, will likely be materially adversely affected.

You may not receive distributions or our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. For example, due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions.

We may choose to pay a portion of our dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash pursuant to such plan. See “Dividend Reinvestment Plan.” We may distribute taxable dividends that are payable in part in our stock. Up to 90% of any such taxable dividend with respect to a taxable year ending on or before December 31, 2011 could be payable in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain or qualified dividend income to the extent such distribution is properly reported as such) to the extent of our current and accumulated earnings and profits for federal income tax purposes. The tax rate for ordinary income will vary depending on a stockholder’s particular characteristics. For individuals, the top marginal federal ordinary income tax rate through 2012 is 35%. To the extent distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum qualified dividend federal tax rate of 15% through 2012. However, in this regard, it is anticipated that distributions paid by us will generally not be attributable to such dividends and, therefore, generally will not qualify for the preferential federal tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains currently at a maximum federal tax rate of 15% 2012. See “Material U.S. Federal Income Tax Consequences” for a more detailed discussion.

As a result of receiving dividends in the form of our common stock, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold federal tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in shares of our common stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of shares of our common stock.

In addition, as discussed above, our loans may contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax, we will need to make sufficient distributions, a portion of which may be paid in shares of our common stock, regardless of whether our recognition of income is accompanied by a corresponding receipt of cash.

Investing in our common stock may involve an above-average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

A portion of the net proceeds of this offering will be received by affiliates of each of our underwriters. This may present a conflict of interest.

We intend to use the net proceeds from this offering to repay outstanding indebtedness under our credit facility. Certain of the underwriters in this offering,                     ,                      and                     , are affiliated with                     ,                      and                     , who are lenders under our credit facility. These relationships may present a conflict of interest since each of our underwriters may have an interest in the successful completion of this offering in addition to the underwriting discounts and commissions it would receive. More specifically, the lenders affiliated with the underwriters will receive principal and interest payments and fees from us if the offering is successful and will receive additional principal and interest payments on funds borrowed under the credit facility in the future. See “Use of Proceeds” and “Underwriting—Affiliations.”

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. See “Description of Our Capital Stock – Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.” We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt acquisitions of our stock by any person from the Maryland Control Share Acquisition Act. If we amend our bylaws to repeal the exemption from the Maryland Control Share Acquisition Act, the Maryland Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our board of directors in three staggered terms and authorizing our board of directors to classify or reclassify shares of our capital stock in one or more classes or series and to cause the issuance of additional shares of our stock. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	failure to qualify for treatment as a RIC or loss of RIC or business development company status;

•	changes or perceived changes in earnings or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of MC Advisors’ key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may disagree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of our initial public offering, pending full investment, are used to pay operating expenses.

Investors in this offering will experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of $             per share because the price that you pay will be greater than the pro forma net asset value per share of the common stock you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering. Investors in this offering will pay a price per share of common stock that exceeds the tangible book value per share after the closing of the offering.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including:

•	our inexperience operating a business development company;

•	our dependence on key personnel;

•	our ability to maintain or develop referral relationships;

•	the ability of MC Advisors to identify, invest in and monitor companies that meet our investment criteria;

•	actual and potential conflicts of interest with MC Advisors and its affiliates;

•	possession of material nonpublic information;

•	potential divergent interests of MC Advisors and our stockholders arising from our incentive fee structure;

•	restrictions on affiliate transactions;

•	competition for investment opportunities;

•	our ability to qualify and maintain our qualification as a RIC and as a business development company;

•	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;

•	the timing, form and amount of any payments, dividends or other distributions from our portfolio companies;

•	our use of leverage;

•	changes in interest rates;

•	uncertain valuations of our portfolio investments;

•	fluctuations in our quarterly operating results;

•	our receipt of exemptive relief from the SEC;

•	changes in laws or regulations applicable to us; and

•	general economic conditions and their impact on the industries in which we invest.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of              shares of our common stock in this offering will be approximately $             million (or approximately $             million if the underwriters exercise their over-allotment option in full), assuming an initial public offering price of $             per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $             payable by us.

As of                     , 2011, we had $             million outstanding under the credit facility. The credit facility is secured by a lien on all of our assets, including our initial portfolio of loans and all other assets, including cash on hand. Pursuant to the terms of the credit facility, we have agreed to use a portion of the net proceeds from this offering to pay the outstanding principal of, and accrued and unpaid interest on, the credit facility as well as pay the reasonable transaction costs incurred by us and the Lenders in establishing the credit facility. The credit facility will remain available to us for a period of     years, and we may make draws under the facility from time-to-time to make or purchase additional investments or for general working capital purposes until the maturity date of the credit facility. The credit facility will bear an interest rate of LIBOR plus     per annum. The maturity date will be the earliest to occur of (a)                 , (b) the termination of the credit facility in accordance with its terms or (c) any other date mutually agreed to by us and the Lenders. See “Formation Transactions; Business Development Company and Regulated Investment Company Elections” and “Portfolio Companies” for a more detailed description.

We intend to use the remainder of the net proceeds of this offering to invest in portfolio companies directly in accordance with our investment objectives and the strategies described in this prospectus and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be invested in portfolio companies in accordance with our investment objective within six to nine months after the completion of this offering.

Pending such investments, we intend to invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

Subsequent to the completion of this offering, and to the extent we have income available, we intend to make quarterly distributions to our stockholders, beginning with our first full quarter after the completion of this offering. Our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

Our              fiscal quarter dividend distribution, payable in                      2011, is expected to be between $             and $             per share. We anticipate that this distribution will be paid from income primarily generated by interest and dividend income earned on our investment portfolio. The specific tax characteristics of the distribution will be reported to stockholders after the end of the calendar year.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year ending December 31, 2011. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to MC Advisors. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our capitalization as of                    , 2011:

•	on an actual basis;

•	on a pro forma basis to reflect the completion of the formation transactions; and

•

on a pro forma basis as adjusted to reflect the sale of shares of            our common stock in this offering at an assumed initial public offering price of $            per share (the mid-point of the anticipated initial public offering price range set forth on the cover page of this prospectus) after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $            million payable by us.

As of , 2011
	Actual	Pro Forma(1)	Pro Forma As Adjusted(2)
(Unaudited) (Dollars in Thousands)
Assets:
Cash and cash equivalents	$	$	$

Liabilities:
Borrowings
Term Loan
Revolver

Equity:
Stockholders’ equity
Common stock, par value $0.001 per share; shares authorized; shares issued and outstanding, pro forma
Additional paid-in capital/undistributed earnings
Total stockholders’ equity

Total capitalization	$	$	$

(1)	Reflects the completion of the formation transaction. See “Formation Transactions; Business Development Company and Regulated Investment Company Elections—Formation Transactions.”

(2)	Reflects the repayment of the outstanding balance under the credit facility with a portion of the net proceeds of this offering.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net asset value per share after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

Our net asset value (total assets less total liabilities) as of                     , 2011 was $             million. Our as-adjusted net asset value, as of                     , 2011, would have been $             per share. We determined our as-adjusted net asset value per share before this offering by dividing the net asset value as of                     , 2011, by the pro forma number of shares of common stock outstanding as of                     , 2011, after giving effect to the formation transactions and this offering. See “Formation Transactions; Business Development Company and Regulated Investment Company Elections—Formation Transactions.”

After giving effect to the sale of our common stock in this offering at an assumed initial public offering price of $             per share (the mid-point of the estimated initial public offering price range set forth on the cover of this prospectus), the application of the net proceeds from this offering as set forth in “Use of Proceeds,” our pro forma net asset value as of             would have been approximately $            , or $           per share. This represents an immediate increase in our net asset value per share of $             to existing stockholders and dilution in net asset value per share of $             to new investors who purchase shares in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$
Net asset value per share after the formation transactions	$
Increase in net asset value per share attributable to new stockholders in this offering	$

Pro forma net asset value per share after this offering	$

Dilution per share to new stockholders (without exercise of the over-allotment option)	$

If the underwriters exercise in full their over-allotment option to purchase additional shares of our common stock in this offering, the pro forma net asset value per share after this offering would be $             per share, the increase in the pro forma net asset value per share to existing stockholders would be $             per share and the dilution to new stockholders purchasing shares in this offering would be $             per share.

The following table summarizes, as of                     , 2011, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing shares of common stock in this offering at the initial public offering price of $     per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), before deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

	Shares Purchased	Total Consideration		Average Price Per Share
	Number(1)%	Amount	%
Existing stockholders	%	$	%	$
New stockholders	%	$	%	$

Total	100%	$	100%	$

(1) Reflects the issuance of shares of our common stock with the formation transactions and our initial organization.

DISCUSSION OF EXPECTED OPERATING PLANS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in the prospectus.

Overview

Monroe Capital Corporation was incorporated under the Maryland General Corporation Law on February 9, 2011. We are a specialty finance company focused on providing financing solutions primarily to lower middle-market companies in the United States and Canada. We provide customized financing solutions focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock warrants.

Upon completion of this offering we will be an externally managed, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the 1940 Act. In addition for tax purposes, we intend to be treated as a RIC under the Code. As a business development company and a RIC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured debt and equity investments. We intend to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. We expect that our investments in senior, unitranche, junior secured debt and other investments will range between $5 million and $25 million each, although this investment size will vary proportionately with the size of our capital base. Immediately prior to the consummation of this offering, we expect that our initial portfolio will include approximately 83.6% senior secured debt, 8.2% unitranche secured debt and 8.2% junior secured debt. See “—Credit Facility” and “Portfolio Companies.”

We have established a credit facility with the Lenders. The credit facility is secured by a lien on all of our assets, including our initial portfolio of loans and all other assets, including cash on hand. Pursuant to the terms of the credit facility, we have agreed to use a portion of the net proceeds from this offering to pay the outstanding principal of, and accrued and unpaid interest on, the credit facility as well as pay the reasonable transaction costs incurred by us and the Lenders in establishing the credit facility. The credit facility will remain available to us for a period of              years, and we may make draws under the facility from time-to-time to make or purchase additional investments or for general working capital purposes until the maturity date of the credit facility. The credit facility will bear an interest rate of LIBOR plus              per annum. The maturity date will be the earliest to occur of (a)             , (b) the termination of the credit facility in accordance with its terms or (c) any other date mutually agreed to by us and the Lenders.

While our primary focus will be to maximize current income and capital appreciation through debt investments in thinly traded or private U.S. and Canadian companies, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

Revenues

We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains and distributions, if any, on the warrants or other equity interests that we may acquire in portfolio companies. Based on current market conditions, we expect our senior secured and unitranche secured debt investments to have an average maturity of three to five years and interest rates of 9% to 15% and we expect our junior secured debt and our unsecured subordinated debt investments to have an average maturity of four to seven years with interest rates of 12% to 17%. In addition, based on current market conditions, we expect our debt investments will typically have a variable coupon (with a LIBOR floor), will typically receive up front closing fees of 1% to 4% and may include PIK interest. Interest on debt securities generally will be payable quarterly, with scheduled amortization of principal occurring throughout the life of the loan. In most cases, including 100% of the loans in our initial portfolio, we have intentionally structured our loans such that the debt will not fully amortize by the loan maturity date. This creates a level of risk that even our performing portfolio companies won’t be able to refinance or repay their debt at maturity, See “Risk Related to Our Investments— Our portfolio companies will likely consist primarily of lower middle-market, privately owned companies, which may present a greater risk of loss than loans to larger companies.” The principal amount of the debt securities and any accrued but unpaid interest will become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, original issue discount and market discount are recorded as a reduction of par value, and we then accrete such amounts to par. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts. In addition, as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.

Expenses

Our primary operating expenses subsequent to the completion of this offering will include the payment of: (a) investment management and advisory fees to MC Advisors; (b) the allocable portion of overhead under the Administration Agreement; (c) the interest expense on our outstanding debt, if any; and (d) other operating costs as detailed below. Our investment advisory fee will compensate our investment advisor for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. See “Management and Other Agreements—Investment Advisory Agreement.” Under the Investment Advisory Agreement, we will bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation:

•	organization and offering;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•

fees and expenses incurred by MC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investment and monitoring our investments and portfolio companies on an ongoing basis;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment management and advisory fees;

•	administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and MC Management based upon our allocable portion of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief financial officer and chief compliance officer, if any, and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;

•	federal and state registration fees;

•	all costs of registration and listing our shares on any securities exchange;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the SEC or other regulators;

•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•	proxy voting expenses; and

•	all other expenses incurred by us or MC Management in connection with administering our business.

Hedging

To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We will fund a portion of our investments through the credit facility prior to completion of this offering and, in the future, we may borrow amounts under the credit facility or obtain borrowings from other banks and issuances of senior securities. We may also borrow funds subsequent to this offering to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in the best interest of us and our stockholders. We have not decided the extent to which we will finance our portfolio investments using debt. After we repay the initial advance under the credit facility, we do not intend to borrow money to fund our investments until such time as we have invested substantially all of the proceeds of the offering. In the future, we may also fund a portion of our investments in senior, unitranche or junior secured loans or other assets with long-term financing. We expect that our primary use of funds will be investments in portfolio companies, repayment of the initial advance under the credit facility, cash distributions to holders of our common stock and the payment of operating expenses, including debt service if we borrow additional amounts after completion of this offering to fund our investments. As of                     , 2011, we had

approximately $             million outstanding and $             million committed to be borrowed under the credit facility. Immediately after this offering and the consummation of the related formation transactions, including the repayment of initial advances under the credit facility, we expect to have cash resources of approximately $             million and no indebtedness. This amount does not take into account proceeds, if any, from the exercise of the underwriters’ overallotment option. We believe that, following completion of this offering, our cash and cash equivalents will be sufficient to fund our anticipated requirements for the next 12 months. See “Use of Proceeds.”

Distribution Policy

Our board of directors will determine the timing and amount, if any, of our distributions. We intend to pay distributions on a quarterly basis. In order to avoid corporate-level tax on the income we distribute as a RIC, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. For a short period (less than one month after the closing of this offering), we may not be a RIC and may be subject to corporate-level income tax.

Contractual Obligations

MC Advisors, an investment advisor registered with the SEC, will serve as our investment advisor subsequent to consummation of this offering in accordance with the terms of the Investment Advisory Agreement. Payments under the Investment Advisory Agreement in future periods will be equal to (a) a management fee equal to 2.0% of the value of our total assets and (b) an incentive fee based on our performance. See “Management and Other Agreements—Investment Advisory Agreement.”

Pursuant to the Administration Agreement, MC Management furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. If requested to provide managerial assistance to our portfolio companies, MC Management will be paid an additional amount based on the services provided, which amount will not in any case exceed the amount we receive from the portfolio companies for such services. Payments under the Administration Agreement will be based upon our allocable portion of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. To the extent that MC Management outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to MC Management. MC Management also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance. See “Management and Other Agreements—Administration Agreement.”

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Credit Facility

On                     , 2011, we purchased our initial portfolio of loans for $             million from a fund managed by Monroe Capital. This portfolio is comprised of 34 loans that are either senior, unitranche or junior secured debt obligations of companies that we believe will provide us with a sound foundation for our business. See “Portfolio Companies” for additional information. We obtained the proceeds to complete the acquisition of our initial portfolio through the use of the $             million secured revolving credit facility with the Lenders which we entered into on                     , 2001.

The credit facility is secured by a lien on all of our assets, including our initial portfolio of loans and all other assets, including cash on hand. Pursuant to the terms of the credit facility, we have agreed to use a portion of the net proceeds from this offering to pay the outstanding principal of, and accrued and unpaid interest on, the credit facility as well as pay the reasonable transaction costs incurred by us and the Lenders in establishing the credit facility. The credit facility will remain available to us for a period of             years, and we may make draws under the facility from time-to-time to make or purchase additional investments or for general working capital purposes until the maturity date of the credit facility. The credit facility will bear an interest rate of LIBOR plus             per annum. The maturity date will be the earliest to occur of (a)                 , (b) the termination of the credit facility in accordance with its terms or (c) any other date mutually agreed to by us and the Lenders.

Senior Securities

Information about our senior securities is shown in the following table for the period ended                     , 2011.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Credit Facility	0	0	N/A	N/A

(1)	Excludes senior secured indebtedness of $ million outstanding and $ million committed under the credit facility as of the date of this prospectus. See “—Credit Facility.”

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

As a business development company, we will generally invest in illiquid securities including debt and, to a lesser extent, equity securities of middle-market companies. Under procedures established by our board of directors, we intend to value investments for which market quotations are readily available and within a recent date at such market quotations. We will obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. Debt and equity securities that are not publicly traded or whose market prices are not readily available or whose market prices are not regularly updated will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates. Investments purchased within 60 days of maturity will be valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted or thinly-traded securities, our board of directors, together with our independent valuation firms, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors intends to undertake a multi-step valuation process each quarter, as described below:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the credit monitoring.

•	Preliminary valuation conclusions are then documented and discussed with senior management.

•

Third-party valuation firms engaged by, or on behalf of, our board of directors conduct independent appraisals and review management’s preliminary valuations and make their own independent assessment, for all material assets.

•

Our board of directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of MC Advisors and, where appropriate, the respective independent valuation firms.

For more information, see “Business—Investment Process Overview—Monitoring” and “Determination of Net Asset Value.”

Revenue Recognition

We will record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, we will not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue as a receivable interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium will be capitalized, and we will then amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination will be recorded as interest income. We will record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

FORMATION TRANSACTIONS; BUSINESS DEVELOPMENT COMPANY AND REGULATED INVESTMENT COMPANY ELECTIONS

Formation Transactions

We were formed on February 9, 2011, and we have no prior operations. On                     , 2011, we purchased our initial portfolio of loans for $             million from                     , a fund managed by Monroe Capital. On the date of purchase, this portfolio was comprised of 34 loans that were either senior, unitranche or junior secured debt obligations of companies and that we believe will provide us with a sound foundation for our business. See “Portfolio Companies” for additional information.

On                     , 2011, we entered into a $             million secured revolving credit facility with                      and                     , or the Lenders, which we used to complete the acquisition of our initial portfolio. As of                     , 2011, we had $             million outstanding under the credit facility. The credit facility is secured by a lien on all of our assets, including our initial portfolio of loans and all other assets, including cash on hand. We have also agreed in the future to pledge any portfolio investments (other than those related to permitted secured indebtedness) that we make after the consummation of this offering. Pursuant to the terms of the credit facility, we have agreed to use a portion of the net proceeds from this offering to pay the outstanding principal of, and accrued and unpaid interest on the credit facility as well as pay the reasonable transaction costs incurred by us and the Lenders in establishing the credit facility.

Upon payment in full of the initial advance under the credit facility and consummation of this offering, the credit facility will remain available to us for a period of                      years, and we may make draws under the facility from time-to-time to make or purchase additional investments or for general working capital purposes until the maturity date of the credit facility. The maturity date of the credit facility will be the earliest to occur of (a)                     , (b) the termination of the credit facility in accordance with its terms or (c) any other date mutually agreed to by us and the Lenders. The material terms of the credit facility are as follows:

•	total borrowing capacity of up to $ million, subject to the borrowing base concept based on ;
•	an interest rate of LIBOR plus per annum; and
•	customary financial covenants and negative covenants.

Certain affiliates of the Lenders, including                      and                     , are members of the underwriting syndicate for this offering. See “Related-Party Transactions and Certain Relationships” for additional information.

Business Development Company and Regulated Investment Company Elections

In connection with this offering, we have filed an election to be regulated as a business development company under the 1940 Act. In addition, we intend to elect to be treated and intend to qualify thereafter, as a RIC under Subchapter M of the Code beginning with our first taxable year ending December 31, 2011. Our election to be regulated as a business development company and our election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects on our future operations of our election to be regulated as a business development company and our election to be treated as a RIC are outlined below.

•	We will report our investments at market value or fair value with changes in value reported through our statement of operations.

In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their fair value as determined by our board of directors. Changes in these values will be reported through our statement of operations. See “Determination of Net Asset Value.”

•	We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively).

As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally will be required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains, if any.

•	Our ability to use leverage as a means of financing our portfolio of investments will be limited.

As a business development company, we will be required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments will be limited by this asset coverage test.

•	We intend to distribute substantially all of our income to our stockholders.

As a RIC, we intend to distribute to our stockholders substantially all of our income, except possibly for certain net long-term capital gains. We may make deemed distributions to our stockholders of some or all of our retained net long-term capital gains. If this happens, you will be treated as if you had received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.”

BUSINESS

General

We are a specialty finance company focused on providing financing primarily to lower middle-market companies in the United States and Canada. We provide customized financing solutions focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.

We were formed as a Maryland corporation on February 9, 2011, and we have no prior operations. On                      , 2011, we purchased our initial portfolio of loans for $             million from a fund managed by Monroe Capital. This portfolio is comprised of 34 loans that are either senior, unitranche or junior secured debt obligations of companies that we believe will provide us with a sound foundation for our business. Our board of directors determined the purchase price for our initial portfolio based on the aggregate fair value of the assets in the initial portfolio and the disinterested members of our board of directors approved the transaction as being fair to us. Upon completion of this offering, we will be an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under the Code.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured debt and equity investments. Unitranche debt is an instrument that combines both senior and junior secured debt into one facility. Unitranche debt is often used to finance leveraged buyouts and generally has an interest rate higher than that of typical senior debt, but lower than typical junior debt. We intend to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, relatively more expansive events of default, small debt facilities that provide us with enhanced influence over our borrower, direct access to borrower management and improved information flow. We anticipate that more than half of our new investments will be in non-private equity-sponsored transactions, which we believe offers more attractive economics in terms of interest rate, upfront fees and prepayment penalties than deals led by private equity sponsors. We may also invest opportunistically in attractively priced, loans to larger companies, which, we believe will enhance our geographic and industry portfolio diversification and increase our portfolio liquidity. We also have substantial strategic relationships with commercial banks across the United States through which we may source and opportunistically invest in distressed assets.

Our Advisor

Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Advisers Act.

Under the Investment Advisory Agreement, we will pay MC Advisors a base management fee and an incentive fee for its services. See “Management and Other Agreements—Investment Advisory Agreement—Management Fee” for a discussion of the base management fee and incentive fee payable by us to MC Advisors. While not expected to review or approve each investment, our independent directors will periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and Daniel M. Duffy, will provide investment services to MC Advisors pursuant to the Staffing Agreement. Messrs. Koenig and Duffy have developed a broad network of contacts within the investment community and average more than 25 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Duffy have extensive experience investing in assets that will constitute our primary focus and have expertise in investing throughout all periods of the current economic cycle. MC Advisors is an affiliate of Monroe Capital and is supported by 18 experienced investment professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s core team of investment professionals have an established track record in sourcing, underwriting, executing and monitoring transactions. From Monroe Capital’s formation in 2004 through December 31, 2010, this team invested in over 260 middle-market investments with an aggregate principal value of over $1.1 billion.

In addition to their roles with Monroe Capital and MC Advisors, Messrs. Koenig and Duffy will serve as our interested directors. Mr. Koenig has more than 25 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 30 companies in the lower middle-market. Mr. Duffy has more than 25 years of commercial lending experience at organizations including CapitalSource Finance LLC, GE Capital Corporation, Heller Financial, Inc. and Bankers Trust Company. See “Management—Biographical Information—Interested Directors.”

Messrs. Koenig and Duffy will be joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 20 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 12 years of credit and lending experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company and Heller Financial. See “Management—Biographical Information—Investment Committee.”

About Monroe Capital

Monroe Capital, founded in 2004, is a leading lender to middle-market companies. As of December 31, 2010, Monroe Capital had approximately $440 million in assets under management. In addition, the Monroe Capital SBIC, an affiliate of Monroe Capital, was licensed as a small business investment company by the SBA in February 2011, with approximately $200 million in commitments.

Monroe Capital has maintained a continued lending presence in the lower middle-market throughout the most recent economic downturn. The result is an established lending platform that we believe generates consistent primary and secondary deal flow from a network of proprietary relationships and additional deal flow from a diverse portfolio of over 130 current investments. From Monroe Capital’s formation in 2004 through December 31, 2010, Monroe Capital’s investment professionals invested in more than 260 middle-market investments with an aggregate principal value of over $1.1 billion. The senior investment team of Monroe Capital averages more than 20 years of experience and is complemented by Mr. Duffy, who joined Monroe Capital in January 2011. This team has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by administrative and back-office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

In December 2006, MC Funding, Ltd., a leveraged asset fund affiliated with Monroe Capital, raised $43.5 million in equity and from December 2006 through December 31, 2010 deployed in excess of $920 million in 245 transactions. Of these, over 100 portfolio investments have been fully realized. As of December 31, 2010, approximately $602 million of principal and interest has been returned to MC Funding, Ltd. and as of the same date, MC Funding Ltd. had made $37.8 million in distributions to its equity investors, representing a 21.8% cash-on-cash return (net of expenses) for the fund. This return ranks in the top 10% of the 524 U.S. loan funds included in Citibank’s January 2011 report “Global Credit Strategy.” Monroe Capital also generated a 14.5% gross unlevered return in an unleveraged managed account of senior secured investments during 2010, the account’s first full year under Monroe Capital’s management. MC Funding, Ltd. and the unleveraged managed account of senior secured investments are the only funds managed by Monroe Capital with substantially similar investment objectives, policies and procedures. There is no material difference in the performance and quality of the assets that comprise our initial portfolio as compared to the assets of the leveraged fund and the unleveraged managed account described in this paragraph over the relevant periods and we have included the performance of all assets held by those funds in calculating the numbers above. Additionally, our investment objectives, policies and procedures will be substantially similar to those of MC Funding, Ltd.

Portfolio Composition

We expect that our investments will generally range in size from $5 million to $25 million. We may also selectively invest in or purchase larger positions, and we generally expect that the size of our larger positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce debt or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with a maturity of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile. See “Portfolio Companies” for a description of our current portfolio of investments.

While our primary focus will be to maximize current income and capital appreciation through debt investments in thinly traded or private U.S. and Canadian companies, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

Market Opportunity

We intend to invest primarily in senior, unitranche and junior secured debt issued to lower middle-market companies in the United States and, to a lesser extent and in accordance with the limitations of the 1940 Act, Canada. We believe that U.S. and Canadian lower middle-market companies comprise a large, growing and fragmented market that offers attractive financing opportunities. In addition, each of the factors set forth below suggests a large number of prospective lending opportunities for lenders, which should allow us to generate substantial investment opportunities and build an attractive portfolio of investments.

Significant Universe of Potential Borrowers. According to the U.S. Census Bureau in its 2007 economic census, there were approximately 196,000 companies in the United States with annual revenues between $10 million and $2.5 billion, compared with 1,200 companies with revenues greater than $2.5 billion. In addition, we have substantial strategic relationships with commercial banks across the United States. These commercial banks may partner with us to provide debt financing to their networks of middle-market clients while the banks can maintain their client relationships by providing deposit and cash management services. We believe that these strategic relationships, coupled with an extensive network of financial intermediaries, will generate over half of our originations in non-private equity-sponsored investments.

Reduced Competition Driven by Depressed Credit Cycle. We believe that the dislocation in the financial markets over the last 24 to 30 months has reduced the amount of credit available to middle-market companies. Many significant participants in the senior, unitranche and junior secured debt market over the past five years, such as hedge funds and managers of collateralized loan obligations, have contracted or eliminated their origination activities as investors’ credit concerns have reduced available funding. Moreover, many regional commercial banks face significant balance sheet constraints and increased regulatory scrutiny, which we believe restrict their ability to provide loans to middle-market companies. In addition, since 2005 the Federal Deposit Insurance Corporation has been appointed receiver or conservator for over 330 failed banks. We believe that the relative decline in competition will drive higher quality deal flow to us and allow for us to exercise greater selectivity throughout the investment process.

The following chart showing the middle-market loan volume by quarter illustrates the substantial decline in overall middle-market lending.

The following chart showing the commercial and industrial loans for small and large commercial banks illustrates the ongoing tightening of available credit from these sources.

Robust Demand for Debt Capital. Private equity firms raised record amounts of equity commitments in 2006-2008, far in excess of the amount of equity they subsequently invested from this capital raised. We expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us. In addition, we believe there is a large pool of uninvested private equity capital available to acquire or recapitalize middle-market companies. According to Pitchbook, from 2003 to 2010 there was approximately $485 billion of uninvested capital raised by private equity funds from U.S. investors. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior secured and junior debt and equity co-investments from other sources, such as us. Although not our primary deal source, private equity firms are one of the many origination channels through which we source our new loan originations.

We also believe the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008 will start to come due in the near term. Accordingly, we believe that new financing opportunities will increase as many leveraged companies seek to refinance in the near term. According to the S&P/LSTA Leveraged Loan Index, the rate of middle-market debt maturities is expected to peak in 2013 and 2014 at an annual rate of $2.0 billion and $3.5 billion before beginning to recede. When combined with the decreased availability of debt financing for middle-market companies described above, these factors should increase lending opportunities for us. The following charts illustrate the estimated refinance and mergers and acquisitions activity expected through 2014 and the estimated U.S. private equity “overhang.”

Middle-Market Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. and Canadian lower middle-market companies. For example, based on the experience of our management team, lending to U.S. and Canadian lower middle-market companies (a) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information regarding such companies, (b) requires due diligence and underwriting practices, including greater and more sustained interaction with management and more detailed and tailored financial analysis, consistent with the demands and economic limitations of the middle-market, and (c) may also require more extensive ongoing monitoring by the lender. This dynamic is particularly true with respect to non-private equity-sponsored companies because many middle-market focused business development companies and other finance companies rely substantially on private equity-backed companies for deal flow. As a result, middle-market companies, and non-private equity-sponsored and lower middle-market companies in particular, have historically been served by a limited segment of the lending community.

Attractive Deal Structure and Terms. In general, based on the experiences of our management team, we believe that lower middle-market companies have less leverage on their balance sheets than large companies. Due to their smaller size, such companies also typically utilize less complicated financing arrangements, leaving them with simpler capital structures than larger companies. These loans also typically involve a small lending group, or club, which facilitates communication among the group, information flow, heightened oversight and monitoring and direct access to borrowers’ management teams as well as opportunities to obtain board seats or board observation rights with borrowers. Club transactions allow lenders in this market to customize covenant and default provisions in loan documents tailored to suit the individual borrowers. We believe this results in a better “fit” for borrowers, easier monitoring and improved overall performance for these investments. Also, we believe that as a percentage of financing transactions into which they enter, lower middle-market companies generally offer more attractive economics than large companies in terms of interest rate, upfront fees and prepayment penalties.

The following chart showing the average discounted spreads of the S&P/LSTA U.S. leveraged loan index illustrates the historically high discounted spreads on private debt as compared to the spreads on U.S. large corporate loans.

The following chart shows the average total debt multiples of middle-market loans and illustrates the recent low leverage levels and the consistently low leverage levels over time.

Investment Strategy

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation primarily through investments in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity. We also intend to invest opportunistically in attractively-priced broadly syndicated loans, which should enhance our geographic and industry portfolio diversification and increase our portfolio’s liquidity. To achieve our investment objective, we intend to implement the following investment strategy:

Attractive Current Yield. We believe our sourcing network allows us to enter into transactions with attractive yields and investment structures. Based on current market conditions, we expect our senior and unitranche secured debt to have an average maturity of three to five years and interest rates of 9% to 15% and we expect our junior secured debt and our unsecured subordinated debt to have an average maturity of four to seven years and interest rates of 12% to 17%. In addition, based on current market conditions, we expect our debt investments to typically have a variable coupon (with a LIBOR floor), to include upfront closing fees of 1% to 4% and may include PIK interest. We may also receive warrants or other forms of upside equity participation. Our transactions will generally be secured and supported by a lien on all assets and/or a pledge of company stock in order to provide priority of return and to influence any corporate actions. Although we expect to enter into transactions with the characteristics described in this paragraph, we cannot assure you that we will be able to enter into transactions on those terms or at all.

Sound Portfolio Construction. We strive to exercise discipline in portfolio creation and management and to implement effective governance throughout our business. Monroe Capital has been, and we believe that MC Advisors, which is comprised by substantially the same investment professionals who have operated Monroe Capital, will be, conservative in the underwriting and structuring of covenant packages in order to enable early intervention in the event of weak financial performance by a portfolio company. We intend to pursue lending opportunities selectively and will seek to acquire a diversified portfolio. We believe that exercising disciplined portfolio management through continued intensive account monitoring and timely and relevant management reporting allows us to mitigate risks in our debt investments. In addition, we have implemented rigorous governance processes through segregation of duties, documented policies and procedures and independent oversight and review of transactions, which we believe helps us to maintain a low level of non-performing loans. We believe that Monroe Capital’s proven process of thorough origination, conservative underwriting, due diligence and structuring, combined with careful account monitoring and diversification, enables it to protect investor capital and we believe MC Advisors will follow the same philosophy and processes in originating, structuring and managing our portfolio investments.

Predictability of Returns. Beyond conservative structuring and protection of capital, we seek a predictable exit from our investments. We will seek to invest in situations where there are a number of potential exit options, including rapid amortization and excess cash-flow recapture resulting in full repayment or a modest refinance. We intend to structure the majority of our transactions as secured loans with a covenant package that provides for full or partial repayment upon the completion of asset sales and restructurings. Because we seek to structure these transactions to provide for contractually determined, periodic payments of principal and interest, we are less likely to depend on of robust mergers and acquisition activity or public equity markets to exit our debt investments. As a result, we believe that we can achieve our target returns even in a period when public markets are depressed.

Competitive Strengths

We believe that we represent an attractive investment opportunity for the following reasons:

Deep, Experienced Management Team. We are managed by MC Advisors, which has access through the Staffing Agreement to Monroe Capital’s experienced team comprised of 18 investment professionals, who average more than 20 years of experience, led by our Chairman and Chief Executive Officer, Theodore L. Koenig, and Daniel M. Duffy, our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer. This extensive experience includes management of investments with borrowers of varying credit profiles and transactions completed in all phases of the credit cycle. Monroe Capital’s senior investment professionals provide us with a difficult-to-replicate sourcing network and a broad range of transactional, financial, managerial and investment skills. This expertise and experience is supported by administrative and back office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. From Monroe Capital’s formation through December 31, 2010, Monroe Capital’s investment professionals have invested in more than 260 middle-market investments with an aggregate principal value of over $1.1 billion.

Differentiated Relationship-Based Sourcing Network. We believe Monroe Capital’s senior investment professionals benefit from extensive relationships with commercial banks, private equity firms, financial intermediaries, management teams and turn-around advisors. Included in this group of core relationships are five commercial banks that are also limited partners in the Monroe Capital SBIC, and these commercial bank relationships have generated new investment referrals to us. We believe that this broad sourcing network differentiates us from our competitors and offers us a diversified origination approach that does not rely on a single origination channel and offers us consistent deal flow throughout in the economic cycle. We also believe that this broad network allows us to originate a substantial number of non-private equity-sponsored investments.

Extensive Institutional Platform for Originating Middle-Market Deal Flow. Monroe Capital’s broad network of relationships and ample origination resources enable us to review numerous lending opportunities, permitting us to exercise a high degree of selectivity in terms of loans to which we ultimately commit. On average, Monroe Capital estimates that it reviews over 1,000 investment opportunities for review each year. Monroe Capital’s over 260 previously executed transactions, 130 of which are with current borrowers, offer us another source of deal flow, as these debt investments reach maturity or seek refinancing. As of February 24, 2011, Monroe Capital had a pipeline of over 55 transactions for an aggregate potential deal volume of approximately $900 million for all funds under management. We are also positioned to benefit from our established brand name, strong track record in partnering with industry participants and reputation for closing deals on time and as committed. Monroe Capital’s senior investment professionals are complemented by extensive experience in capital markets transactions, risk management and portfolio monitoring.

Disciplined, “Credit-First” Underwriting Process. Monroe Capital has developed a systematic underwriting process that applies a consistent approach to credit review and approval, with a focus on evaluating credit first and then appropriately assessing the risk-reward profile of each loan. MC Advisors’ assessment of credit will outweigh pricing and other considerations, as we seek to minimize potential credit losses through effective due diligence, structuring and covenant design. MC Advisors seeks to customize each transaction structure and financial covenant to reflect risks identified through the underwriting and due diligence process. We also intend to actively manage our origination and credit underwriting activities through personal visits and calls on all parties involved with an investment, including the management team, private equity sponsors, if any, or other lenders.

Established Credit Risk Management Framework. We plan to manage our credit risk through a well-defined portfolio strategy and credit policy. In terms of credit monitoring, MC Advisors intends to assign each loan to a particular portfolio management professional and maintain a credit rating analysis for all loans. MC Advisors will then seek to employ ongoing review and analysis, together with monthly investment committee meetings to review the status of certain complex and challenging loans and a comprehensive quarterly review of all loan transactions. MC Advisors’ investment professionals also have significant turnaround and work-out experience, which gives them perspective on the risks and possibilities throughout the entire credit cycle. We believe this careful approach to investment and monitoring enables us to identify problems early and gives us an opportunity to assist borrowers before they face difficult liquidity constraints. By anticipating possible negative contingencies and preparing for them, we believe that we diminish the probability of underperforming assets and loan losses.

Investment Process Overview

We view our investment process as consisting of four distinct phases described below:

Origination. MC Advisors intends to develop investment opportunities through extensive relationships with regional banks, private equity firms, financial intermediaries, management teams and other turn-around advisors. Included in this group of core relationships, are six regional commercial banks that are also limited partners in the Monroe Capital SBIC, that we expect to generate new investment referrals for us. Monroe Capital has developed this network since its formation in 2004. MC Advisors will manage these leads through personal visits and calls by its senior deal professionals. It is these professionals’ responsibility to identify specific opportunities, refine opportunities through due diligence regarding the underlying facts and circumstances and utilize innovative thinking and flexible terms to solve the financing issues of prospective clients. Monroe Capital’s origination professionals are located in three regions across the United States, and each originator is responsible for covering a specified target market based on geography. We believe MC Advisors’ origination professionals’ experience is vital to enables us to provide our borrowers with innovative financing solutions. We further believe that their strength and breadth of relationships across a wide range of markets will generate numerous financing opportunities and enable us to be highly selective in our lending activities. In sourcing new transactions, MC Advisors will seek opportunities to work with borrowers domiciled in the United States and Canada and typically focus on industries in which Monroe Capital has previous lending experience.

Due Diligence. For each of our investments, MC Advisors will prepare a comprehensive new business presentation, which summarizes the investment opportunity and its due diligence and risk analysis, all from the perspective of strengths, weaknesses, opportunities and threats presented by the opportunity. This presentation assesses the borrower and its management, including products and services offered, market position, sales and marketing capabilities and distribution channels; key contracts, customers and suppliers, meetings with management and facility tours; background checks on key executives; customer calls; and an evaluation of exit strategies. MC Advisors’ presentation typically evaluates historical financial performance of the borrower and includes projections, including operating trends, an assessment of the quality of financial information, capitalization and liquidity measures and debt service capacity. The financial analysis also includes sensitivity analysis against management projections and an analysis of potential downside scenarios, particularly for cyclical businesses. MC Advisors intends to also review the dynamics of the borrowers’ industry and assess the maturity, market size, competition, technology and regulatory issues confronted by the industry. Finally MC Advisors’ new business presentation is anticipated to include all relevant third-party reports and assessments, including, as applicable, analyses of the quality of earnings of the prospective borrower, a review of the business by industry experts and third-party valuations. In general, these analyses and reviews are more likely to be completed in agented or club deals in which MC Advisors will have greater access to the borrower and its management team. MC Advisors will also include in this due diligence, if relevant, field exams, collateral appraisals and environmental reviews, as well as a review of comparable private and public transactions.

Underwriting. MC Advisors will use the systematic, consistent approach to credit evaluation developed in house by Monroe Capital with a particular focus on determining the value of a business in a downside scenario. In this process, the senior investment professionals at MC Advisors will bring to bear extensive lending experience with emphasis on lessons learned from the past two credit cycles. We believe that the extensive credit and work-out experience of Monroe Capital’s senior management enables us to anticipate problems and minimize risks. Monroe Capital’s underwriting professionals work closely with its origination professionals to identify individual deal strengths, risks and any risk mitigants. MC Advisors will preliminarily screen transactions based on cash flow, enterprise value and asset-based characteristics, and each of these measures will be developed on a proprietary basis using thorough credit analysis focused on sustainability and predictability of cash flow to support enterprise value, barriers to entry, market position, competition, customer and supplier relationships, management strength, private equity sponsor track record and industry dynamics. For asset-based transactions, MC Advisors will seek to understand current and future collateral value, opening availability and ongoing liquidity. MC Advisors will document this analysis through a new business presentation thoroughly reviewed by at least one member of its investment committee prior to proposing a formal term sheet. We believe this early involvement of the investment committee ensures that our resources and those of third parties are deployed appropriately and efficiently during the investment process and lowers execution risk for our clients. With respect to transactions reviewed by MC Advisors, we expect that only 10% of our sourced deals will reach the formal term sheet stage.

Credit Approval/Investment Committee Review. MC Advisors will employ a standardized, structured process developed by Monroe Capital when evaluating and underwriting new investments for our portfolio. MC Advisors’ investment committee considers its comprehensive new business presentation to approve or decline each investment. This committee includes Messrs. Koenig, Duffy, Egan and VanDerMeid. The committee is committed to providing a prompt turnaround on investment decisions. Each meeting to approve an investment requires a quorum of at least three members of the investment committee, and each investment must receive unanimous approval by such members of the investment committee.

The following chart illustrates the stages of MC Advisors’ evaluation process:

Execution. We believe Monroe Capital has developed a strong reputation for closing deals as proposed, and we intend to continue this tradition. Through MC Advisors’ consistent approach to credit evaluation and underwriting, we will seek to close deals as fast or faster than competitive financing providers while maintaining the discipline with respect to credit, pricing and structure necessary to ensure the ultimate success of the financing. Upon completion of final documentation, a loan will typically be funded upon the initialing of the new business presentation by our appropriate senior officers and confirmation of the flow of funds and wire transfer mechanics.

Monitoring. We expect to benefit from the portfolio management system already in place at Monroe Capital. This monitoring includes meetings on at least a monthly basis between the responsible analyst and our portfolio company to discuss market activity and current events. MC Advisors’ portfolio management staff closely monitors all credits, with senior portfolio managers covering agented and more complex investments. MC Advisors’ segregates our capital markets investments by industry. MC Advisors’ monitoring process and projections developed by Monroe Capital both have daily, weekly, monthly and quarterly components and related reports, each to evaluate performance against historical, budget and underwriting expectations. MC Advisors’ analysts will monitor performance using standard industry software tools to provide consistent disclosure of performance. MC Advisors will also monitor our investment exposure daily using a proprietary trend analysis tool. When necessary, MC Advisors will update our internal risk ratings, borrowing base criteria and covenant compliance reports.

As part of the monitoring process, MC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal proprietary system that uses the following categories, which we refer to as MC Advisors’ investment performance rating:

Rating	Definition
Grade 1	Includes investments exhibiting the least amount of risk in our portfolio. The issuer is performing above expectations or the issuer’s operating trends and risk factors are generally positive.

Grade 2	Includes investments exhibiting an acceptable level of risk that is similar to the risk at the time of origination. The issuer is generally performing as expected or the risk factors are neutral to positive.

Grade 3	Includes investments performing below expectations and indicates that the investment’s risk has increased somewhat since origination. The issuer may be out of compliance with debt covenants; however, scheduled loan payments are generally not past due.

Grade 4	Includes an issuer performing materially below expectations and indicates that the issuer’s risk has increased materially since origination. In addition to the issuer being generally out of compliance with debt covenants, scheduled loan payments may be past due (but generally not more than six months past due). For grade 4 investments, we intend to increase monitoring of the issuer.

Grade 5	Indicates that the issuer is performing substantially below expectations and the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance or payments are substantially delinquent. Investments graded 5 are not anticipated to be repaid in full, and we will reduce the fair market value of the loan to the amount we expect to recover.

For any investment rated in grades 3, 4 or 5, MC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.

MC Advisors monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, MC Advisors reviews these investment ratings on a quarterly basis, and our board of directors reviews and affirms such ratings.

The following table shows the distribution of our initial portfolio of investments we intend to acquire in connection with our formation transactions on the 1 to 5 investment performance rating scale at fair value:

	As of December 31, 2010
Investment Performance Rating	Investments at Fair Value (Dollars in Thousands)	Percentage of Total Portfolio
1	$13,291	13.8%
2	56,053	58.2
3	26,961	28.0
4	—	—
5	—	—

Total	$96,305	100.0%

In the event of a delinquency or a decision to rate a loan grade 4 or grade 5, the applicable analyst, in consultation with a member of the investment committee, will develop an action plan. Such a plan may require a meeting with the borrower’s management or the lenders group to discuss reasons for the default and the steps management is undertaking to address the under-performance, as well as required amendments and waivers that may be required. In the event of a dramatic deterioration of a credit, MC Advisors intends to form a team or engage outside advisors to analyze, evaluate and take further steps to preserve its value in the credit. In this regard, we would expect to explore all options, including in a private equity-sponsored investment, assuming certain responsibilities for the private equity sponsor or a formal sale of the business with oversight of the sale process by us. Several of Monroe Capital’s professionals are experienced in running work-out transactions and bankruptcies.

Competition

We compete with a number of specialty and commercial finance companies to make the types of investments that we make in middle-market companies, including business development companies, traditional commercial banks, private investment funds, regional banking institutions, small business investment companies, investment banks and insurance companies. Additionally, with increased competition for investment opportunities, alternative investment vehicles such as hedge funds may invest in areas they have not traditionally invested in or from which they had withdrawn during the economic downturn from 2007 to 2010, including investing in middle-market companies. As a result, competition for investments in lower middle-market companies has intensified, and we expect that trend to continue. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.

We expect to use the expertise of our investment professionals to assess investment risks and determine appropriate pricing and terms for investments in our loan portfolio. In addition, we expect that the relationships of our senior professionals will enable us to learn about, and compete effectively for, investment opportunities with attractive middle-market companies, independently or in conjunction with our private equity clients. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Relating to Our Business and Structure—We operate in a highly competitive market for investment opportunities, which could reduce returns in losses.”

Information Technology

We utilize a number of industry standard practices and software packages to secure, protect, manage and back up all corporate data. We outsource our information technology function to efficiently monitor and maintain our systems. Also, we conduct a daily backup of our systems to ensure the security and stability of the network. Our system provider performs this backup off site.

Staffing and Administration

We do not currently have any employees. MC Management, an affiliate of Monroe Capital, provides access to Monroe Capital’s investment professionals and the administrative services necessary for us to operate pursuant to the Staffing Agreement and the Administration Agreement. The Staffing Agreement provides us with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Monroe Capital and its affiliates in the ordinary course of their businesses and commits the members of MC Advisors’ investment committee to serve in that capacity. Mr. Koenig, serves as our Chairman and Chief Executive Officer and also currently serves as the managing member and a partner of each of MC Advisors, Monroe Capital and MC Management. Mr. Duffy serves as our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer and is an employee of MC Management and performs his functions as Chief Financial Officer pursuant to the Staffing Agreement.

In addition, under the Administration Agreement, MC Management furnishes us with office facilities and equipment and provides us clerical, bookkeeping, recordkeeping and other administrative services at such facilities. MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records we are required to maintain and preparing our reports to our stockholders and reports filed with the SEC. MC Management also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, prints and disseminates reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

MC Management may retain third parties to assist in providing administrative services to us. To the extent that MC Management outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to MC Management. We reimburse MC Management for the allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. MC Management also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our principal executive offices are located in at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. We currently have additional offices in Boston, Massachusetts and Los Angeles, California. Our administrator furnishes us office space, and we reimburse it for such costs on an allocated basis.

Legal Proceedings

We, MC Advisors and MC Management are not subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2010, for each portfolio company in which we had a debt or equity investment, assuming for the purposes hereof that we had acquired these companies as of December 31, 2010. Other than these investments, we expect that our only formal relationships with our portfolio companies will be the managerial assistance we may provide, and the board observation or participation rights we may receive.

Our initial portfolio is comprised of loans originated by Monroe Capital that were selected from the portfolio of more than 130 separate investments held by a fund managed by Monroe Capital and comprises 24% of the loans available for selection. These loans were selected from the portfolio investments of affiliates of Monroe Capital because they are similar to the type of investments we plan to originate. However, we expect our new loans to be less concentrated in senior secured debt and to include a mix of primarily senior, unitranche and junior secured debt. Our initial portfolio was selected based on the following characteristics of the portfolio as a whole:

•	Loans with a weighted average yield of 7% to 8%;
•	Emphasis on middle market transactions;
•	Minimum of 90% senior debt investments (including unitranche debt);
•	Maximum concentration of 15% in any one industry;
•	Average loan position of less than $5,000,000; and
•	Loans with maximum loan-to-enterprise value ratio of between 50% to 70%.

The fair value of our initial portfolio is $963 million. Our portfolio initially includes approximately 83.6% senior secured debt, 8.2% unitranche secured debt and 8.2% junior secured debt. We do not believe that there are any material differences in the underwriting standards that were used to originate the acquired investments and the underwriting standards described in this prospectus that we expect to implement.

As of December 31, 2010, the weighted average yield of the acquired portfolio was 8.22%, of which approximately 8.14% is current cash interest. In addition, the LTV ratio of these assets as of December 31, 2010 was approximately 45%. We believe the LTV ratio of a loan asset is a useful indicator of the risk associated with that loan asset. The LTV ratio is the amount of our debt investment in a portfolio company plus any other debt investments in such company that rank senior to or parri passu with our debt investment in such company divided by the enterprise value of such portfolio company. We determine the enterprise value of a portfolio company using a variety of criteria, including our financial analysis, our knowledge of the portfolio company, recent comparable market transactions and other appropriate factors. Neither our initial portfolio nor the pool of assets from which our initial portfolio was chosen have material amounts of original issue discount or paid-in-kind interest associated with those securities.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Principal Due at Maturity	Fair Value of Investment
Altegrity, Inc. 7799 Leesburg Pike Suite 1100 North Falls Church, VA 22043	Personal, Food & Miscellaneous Service	Senior Secured	7.75% (LIBOR + 6.00%, 1.75% Floor)	2/21/2015	$1,990,000	$1,990,000

The Chefs’ Warehouse, LLC 100 East Ridge Road Ridgefield, CT 06877	Beverage, Food & Tobacco	Unitranche	11.00% (LIBOR + 9.00%, 2.00% Floor)	04/23/2014	$2,950,000	$3,023,750

CoActive Technologies 15 Riverdale Avenue Newton, MA 02458	Electronics	Senior Secured	3.30% (LIBOR + 3.00%)	7/26/2014	$4,837,707	$4,382,962

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Principal Due at Maturity	Fair Value of Investment
Contec, LLC 1011 State Street Schenectady, NY 12307	Electronics	Senior Secured	7.75% (LIBOR + 4.75%, 3.00% Floor)	07/28/2014	$3,989,681	$3,989,681

Cydcor, Inc. 30699 Russell Ranch Road Suite 210 Westlake Village, CA 91362	Diversified/ Conglomerate Service	Junior Secured	12.00% (LIBOR + 8.00%, 4.00% Floor)	02/05/2014	$5,000,000	$5,050,000

Education Affiliates, Inc. 5024-A Campbell Boulevard Baltimore, MD 21236	Healthcare, Education and Childcare	Senior Secured	8.00% (LIBOR + 6.00%, 2.00% Floor)	01/01/2015	$3,857,292	$3,857,292

Ex Libris (USA), Inc. 1350 E. Touhy Avenue Suite 200 E Des Plaines, IL 60018	Diversified/ Conglomerate Service	Junior Secured	11.78% (LIBOR + 8.53%, 3.25% Floor)	07/31/2013	$3,000,000	$3.015,000

Fleetgistics Holdings, Inc. 2251 Lynx Lane Suite 7 Orlando, FL 32804	Cargo Transport	Senior Secured	7.50% (LIBOR + 5.50%, 2.00% Floor)	03/25/2015	$1,887,500	$1,887,500

Flow Polymers, Inc. 12819 Colt Road Cleveland, OH 44108	Chemicals, Plastics & Rubber	Senior Secured	9.25% (LIBOR + 7.25%, 2.00% Floor)	12/31/2016	$5,000,000	$5,100,000

Food Processing Holdings Inc. (Albertville Foods) 130 Quality Drive Albertville, AL 35950	Personal, Food & Miscellaneous Service	Senior Secured	7.25% (LIBOR + 5.75%, 1.50% Floor)	12/31/2014	$4,625,000	$4,625,000

Gibson Guitar Corp. 309 Plus Park Boulevard Nashville, TN 37217	Leisure, Amusement, Motion Pictures, Entertainment	Unitranche	15.25% (LIBOR + 13.00%, 2.25% Floor)	09/30/2011	$1,546,488	$1,546,488

Gulf Coast Machine & Supply Co. P.O. Box 26002 Beaumont, TX 77705	Oil & Gas	Senior Secured	11.50% (LIBOR + 7.50%, 4.00% Floor, 2.00% PIK)	01/02/2013	$3,035,155	$3,035,155

Henninges Automotive Holdings, Inc. 36600 Corporate Drive Farmington Hills, MI 48331	Automobile	Unitranche	12.00% (LIBOR + 10.00%, 2.00% Floor)	12/02/2016	$3,500,000	$3,535,000

Highstar Waste Holdings Corp. 200 Sterling Mine Road Sloatsburg, NY 10974	Ecological	Senior Secured	5.29% (LIBOR + 5.00%)	12/14/2013	$2,470,023	$2,358,871

Insight Global, Inc. 4170 Ashford Dunwoody Road Suite 250 Atlanta, GA 30319	Personal, Food & Miscellaneous Service	Senior Secured	9.00% (LIBOR + 7.00%, 2.00% Floor)	06/30/2016	$2,938,017	$2,952,707

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Principal Due at Maturity	Fair Value of Investment
Knape & Vogt 2700 Oak Industrial Drive, NE Grand Rapids, MI 49505	Diversified Manufacturing	Senior Secured	3.55% (LIBOR + 3.25%, 0.51% PIK)	07/28/2012	$3,919,672	$3,633,536

MedPlast, Inc. 405 West Geneva Drive Tempe, AZ 85282	Chemicals, Plastics & Rubber	Senior Secured	9.21% (LIBOR + 7.00%, 2.21% Floor)	04/14/2014	$4,352,740	$4,352,740

National Asset Recovery Services, Inc. 16253 Swingley Ridge Road Suite 300 Chesterfield, MO 63017	Personal, Food & Miscellaneous Service	Senior Secured	8.00% (LIBOR + 6.00%, 2.00% Floor)	12/02/2014	$4,948,750	$4,948,750

New Century Transportation, Inc. 45 East Park Drive Westampton, NJ 08060	Cargo Transport	Senior Secured	7.30% (LIBOR + 7.00%)	08/24/2012	$827,601	$809,394

Northland Cable Television, Inc./ Northland Cable Properties, Inc. 101 Stewart Street Suite 700 Seattle, WA 98101	Telecommunications	Senior Secured	7.75% (LIBOR + 6.00%, 1.75% Floor)	12/30/2016	$4,000,000	$4,040,000

Ozburn-Hessey Holding Company, LLC 7101 Executive Center Drive #333 Brentwood, TN 37027	Cargo Transport	Senior Secured	7.50% (LIBOR + 5.50%, 2.00% Floor)	04/08/2016	$1,985,000	$1,994,925

Ozburn-Hessey Holding Company, LLC 7101 Executive Center Drive #333 Brentwood, TN 37027	Cargo Transport	Junior Secured	10.50% (LIBOR + 8.50%, 2.00% Floor)	10/08/2016	$1,000,000	$1,015.000

Peak 10, Inc. 8910 Lenox Pointe Drive Suite A Charlotte, NC 28273	Electronics	Senior Secured	7.25% (LIBOR + 5.00%, 2.25% Floor)	10/05/2016	$2,992,500	$2,992,500

Pegasus Solutions, Inc. Campbell Centre I 8350 North Central Expressway Suite 1900 Dallas, TX 75206	Hotels, Motels, Inns & Gaming	Senior Secured	7.75% (LIBOR + 6.00%, 1.75% Floor)	04/17/2013	$2,352,542	$2,338,426

Rocket Dog Brands LLC 24610 Industrial Boulevard Hayward, CA 94545	Textiles & Leather	Senior Secured	8.50% (LIBOR + 6.50%, 2.00% Floor)	02/25/2013	$3,699,056	$3,699,056

Rocket Dog Brands LLC 24610 Industrial Boulevard Hayward, CA 94545	Textiles & Leather	Senior Secured	8.50% (LIBOR + 6.50%, 2.00% Floor)	02/25/2013	$247,523	$247,523

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Principal Due at Maturity	Fair Value of Investment
Shield Finance Co. S.á.r.l. 2 Van DeGratt Drive 2nd Floor Burlington, MA 01803	Diversified/ Conglomerate Service	Senior Secured	7.75% (LIBOR + 5.75%, 2.00 Floor)	06/15/2016	$2,708,750	$2,722,294

Sitel, LLC Two American Center 3102 West End Avenue Suite 1000 Nashville, TN 37203	Telecommunications	Senior Secured	5.80% (LIBOR + 5.50%)	1/30/2014	$1,102,207	$1,102,207

SonicWALL, Inc. 2001 Logic Drive San Jose, CA 95124	Diversified/ Conglomerate Service	Senior Secured	8.25% (LIBOR + 6.25%, 2.00% Floor)	01/23/2016	$1,794,355	$1,803,327

Strategic Outsourcing, Inc. 5260 Parkway Plaza Boulevard Suite 140 Charlotte, NC 28217	Diversified/ Conglomerate Service	Senior Secured	8.00% (LIBOR + 6.00%, 2.00% Floor)	07/27/2011	$2,154,973	$2,154,973

Strategic Partners, Inc. 9800 DeSoto Avenue Chatsworth, CA 91311	Textiles & Leather	Senior Secured	7.25% (LIBOR + 5.50%, 1.75% Floor)	08/23/2016	$1,995,000	$1,995,000

TSI Acquisition, LLC 1785 Highway 152 Pampa, TX 79065	Oil & Gas	Senior Secured	3.05% (LIBOR + 2.75%)	3/12/2013	$3,683,641	$3,525,244

ValleyCrest Companies LLC 24151 Ventura Boulevard Calabasas, CA 91302	Ecological	Senior Secured	6.50% (LIBOR + 4.75%, 1.75% Floor)	10/4/2016	$1,664,586	$1,681,231

WP Evenflo Holdings, Inc. 707 Crossroads Court Vandalia, OH 45377	Personal & Non Durable Consumer Products (Mfg. Only)	Senior Secured	8.00% (LIBOR +5.00%, 3.00% Floor)	02/07/2013	$938,128	$899,665

				TOTAL	$96,993,885	$96,305,198

(1)	All interest is payable in cash and all LIBOR represents 30-day LIBOR unless otherwise indicated. For each debt investment we have provided the current interest rate as of December 31, 2010.

MANAGEMENT

Our business and affairs will be managed under the direction of our board of directors. Upon completion of this offering, the board of directors is expected to consist of five members, three of whom are not “interested persons” of us, MC Advisors or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who will serve at the discretion of the board of directors. The responsibilities of our board of directors include oversight of our investment activities, quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by MC Advisors as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing enterprise risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of MC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The board of directors has established an audit committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Theodore L. Koenig, an interested person of Monroe Capital Corporation, serves as Chairman of the board of directors. The board of directors believes that it is in the best interests of our investors for Mr. Koenig to lead the board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The board of directors does not have a lead independent director. However,                     , the chairman of the audit committee and the nominating and corporate governance committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the board of directors and is involved in the preparation of agendas for board and committee meetings. The board of directors believes that its leadership structure is appropriate in light of the characteristics and circumstances of Monroe Capital Corporation because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board of directors also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between MC Advisors and the board of directors.

Board of Directors

Under our charter and bylaws, as will be in effect immediately prior to the consummation of this offering, our directors will be divided into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors

Theodore L. Koenig	52	Chairman of the board of directors and Chief Executive Officer	2011

Daniel M. Duffy	49	Director, Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer	2011

Independent Directors

The address for each of our directors is c/o Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, IL 60606.

Biographical Information

The board of directors has determined that each of the directors is qualified to serve as our director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors has determined that each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Interested Directors

Theodore L. Koenig will serve as our President and Chief Executive Officer. Since founding Monroe Capital in 2004, Mr. Koenig has served continuously as its President and Chief Executive Officer. Prior to founding Monroe Capital, Mr. Koenig served as the President and Chief Executive Officer of Hilco Capital LP from 1999 to 2004, where he invested in distressed debt, junior secured debt and unsecured subordinated debt transactions. From 1986 to 1999, Mr. Koenig was a partner with the Chicago-based corporate law firm, Holleb & Coff. Mr. Koenig is a past President of the Indiana University Kelley School of Business Alumni Club of Chicago. He currently serves as director of the Commercial Finance Association and is a member of the Turnaround Management Association, the Association for Corporate Growth and the American Bankruptcy Institute. Mr. Koenig also serves on the Dean’s Advisory Council, Kelley School of Business; Board of Overseers, Chicago-Kent School of Law, and as Vice Chairman of the Board of Trustees of Allendale School, a non-profit residential and educational facility for emotionally troubled children in the greater Chicago area. He is also a Certified Public Accountant. Mr. Koenig received a bachelor of science in accounting, with high honors, from Indiana University and earned a juris doctor, with honors, from Chicago Kent College of Law. Mr. Koenig’s depth of experience investing in a variety of debt transactions as well as his legal background provides our board of directors with valuable experience, insight and perspective.

Daniel M. Duffy will serve as our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer. Mr. Duffy has been a managing director of Monroe Capital since January 2011, where he is responsible for strategic initiatives. From 2003 to January 2010, Mr. Duffy worked in various capacities at CapitalSource Finance LLC, including serving as Co-President of its Corporate Finance Group and as Managing Director of its Corporate Development Group. He also established and led CapitalSource Finance LLC’s capital markets efforts, including loan syndications, indirect originations in middle-market and broadly syndicated first and second lien loans. Mr. Duffy also led the asset management business at CapitalSource Finance LLC, focusing on collateralized loan obligations. From 2001 to 2003, Mr. Duffy served as Managing Director of Loan Syndications in GE Capital Corporation’s Global Sponsor Finance Group. From 1991 to 2001, Mr. Duffy acted in a variety of roles at Heller Financial, Inc., including serving as Senior Credit Officer for the Equipment Finance Group, Senior Credit Officer for the Corporate Finance Group, and Senior Vice President – Loan Workouts. Prior to that, Mr. Duffy was employed by Bankers Trust Company in the Asset Based Lending Group. Mr. Duffy received his bachelor of science in accounting from Northern Illinois University. Mr. Duffy’s extensive experience in capital markets, risk management and financial services gives the board of directors valuable industry knowledge, expertise and insight.

Audit Committee

The members of the audit committee will be independent directors, each of whom meets the independence standards established by the SEC and The Nasdaq Stock Market for audit committees and is independent for purposes of the 1940 Act.                     will serve as chairman of the audit committee. Our board of directors has determined that each of the members of our audit committee is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of independent valuation firms to help them determine the fair value of these securities. The audit committee charter is available on our website, .

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee will be                      , each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The nominating and corporate governance committee charter is available on our website at                            .

The nominating and corporate governance committee considers nominees to the board of directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Compensation Committee

We do not intend to have a compensation committee because our executive officers will not receive any direct compensation from us. Our executive officers are paid by MC Advisors.

Compensation of Directors

Prior to the completion of this offering, our directors are not entitled to compensation. Following the completion of this offering, each independent director will receive an annual retainer of $             for serving on the board of directors. In addition, each independent director will receive an annual fee of $             for serving on one or more committees of the board of directors and the chairman of each such committee will receive an additional annual fee of $             for serving on such committee in such capacity. “Interested Directors” do not receive additional compensation for service as a member of our board of directors. We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time-to-time.

Investment Committee

The investment committee of MC Advisors responsible for our investments meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by MC Advisors on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by MC Advisors and monitors the performance of our investment portfolio. The investment committee consists of Messrs. Koenig, Duffy, Egan and VanDerMeid.

Information regarding members of MC Advisors’ investment committee who are not also our directors is as follows:

Michael J. Egan has more than 20 years of experience in commercial finance, credit administration and banking. Mr. Egan joined Monroe Capital in 2004 and is responsible for credit policies and procedures along with portfolio and asset management. Mr. Egan also served as Executive Vice President and Chief Credit Officer of Hilco Capital from 1999 to 2004. Prior to joining Hilco Capital LP, Mr. Egan was with The CIT Group/Business Credit, Inc. for a ten-year period beginning in 1989, where he served as Senior Vice President and Regional Manager for the Midwest U.S. Region responsible for all credit, new business and operational functions. Prior to joining The CIT Group, Mr. Egan was a commercial lending officer with The National Community Bank of New Jersey (The Bank of New York) and a credit analyst with KeyCorp, where he completed a formal management and credit training program.

Jeremy T. VanDerMeid has more than 12 years of lending and corporate finance experience and is responsible for portfolio management, capital markets and all trading functions for Monroe Capital. Prior to joining Monroe Capital in 2007, Mr. VanDerMeid was with Morgan Stanley Investment Management in the Van Kampen Senior Loan Group. Mr. VanDerMeid managed a portfolio of bank loans for Van Kampen and also led the firm’s initiative to increase its presence with middle-market lenders and private equity firms. Prior to his work at Morgan Stanley, he worked for Dymas Capital and Heller Financial where he originated, underwrote, and managed various middle-market debt transactions.

Portfolio Management

Each investment opportunity requires the consensus and receives the unanimous approval of MC Advisors’ investment committee. Follow-on investments in existing portfolio companies will require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, the investment committee will oversee any temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. The day-to-day management of investments approved by the investment committee will be overseen by the investment committee. Biographical information with respect to the investment committee is set forth under “— Biographical Information — Interested Directors” and “—Investment Committee.”

Each of Messrs. Koenig, Duffy, Egan and VanDerMeid has ownership and financial interests in, and may receive compensation and/or profit distributions from, MC Advisors. None of Messrs. Koenig, Duffy, Egan and VanDerMeid receives any direct compensation from us.

The table below shows the dollar range of shares of our common stock to be beneficially owned by each member of the investment committee of MC Advisors responsible for our investments upon consummation of this offering.

Investment Committee of MC Advisors	Dollar Range of Equity Securities in Monroe Capital Corporation (1)
Theodore L. Koenig
Daniel M. Duffy
Michael J. Egan
Jeremy T. VanDerMeid

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000; $500,001 - $1,000,000 or Over $1,000,000.

As of the date of this prospectus, Messrs. Koenig, Egan and VanDerMeid are also primarily responsible for the day-to-day management of            other pooled investment vehicles and other accounts in which their affiliates receive incentive fees, with a total amount of over $            million of capital under management.

MANAGEMENT AND OTHER AGREEMENTS

MC Advisors is located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. MC Advisors is a registered investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, MC Advisors will manage our day-to-day operations and provide investment advisory services to us. Under the terms of the Investment Advisory Agreement, MC Advisors will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	assist us in determining what securities we purchase, retain or sell;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	execute, close, service and monitor the investments we make.

MC Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Investment Advisory Agreement

Management and Incentive Fee

Under the Investment Advisory Agreement with MC Advisors and subject to the overall supervision of our board of directors, MC Advisors provides investment advisory services to us. For providing these services, MC Advisors receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% based on the average value of our total assets (including cash, cash equivalents and assets purchased with borrowed amounts). MC Advisors has agreed to waive the base management fee payable to MC Advisors with respect to cash and cash equivalents held by us through                     , 2011. The base management fee is payable quarterly in arrears.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the preceding quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that we have not yet received in cash. MC Advisors is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation and MC Advisors will not be paid an income incentive fee on any distribution that is characterized as a return of an investor’s capital. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2% per quarter (8% annually). If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for MC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 2% base management fee.

We pay MC Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2% (8% annually);

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide MC Advisors with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

These calculations are adjusted for any share issuances or repurchases during the quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory and management agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to MC Advisors, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 0.55%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.0%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 2.3%

Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(4)

                        = 100% × (2.3% – 2%)

                         = 0.3%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.3%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 2.8%

Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(4) Incentive fee = 100% × “catch-up” + (20% × (Pre-incentive fee net investment Income –

2.5%))

“Catch-up” = 2.5% – 2%

                     = 0.5%

Incentive fee = (100% × 0.5%) + (20% × (2.8% – 2.5%))

                         = 0.5% + (20% × 0.3%)

                         = 0.5% + 0.06%

                         = 0.56%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

(1) Represents 8% annualized hurdle rate.

(2) Represents 2% annualized base management fee.

(3) Excludes organizational and offering expenses.

(4) The “catch-up” provision is intended to provide our investment advisor with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None

Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

* The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1) As illustrated in Year 3 of Alternative 1 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on the fiscal year end of such year.

(2) As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment advisor ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Incentive Fee in Stock

Pursuant to the Investment Advisory Agreement, and subject to receipt of exemptive relief, as to which there can be no assurance, we may pay a portion of the net after-tax incentive fee (calculated as described above) to MC Advisors in the form of shares of our common stock at the market price at the time of issuance. This may result in the issuance of shares to MC Advisors at a price that is below our then net asset value (if the market price of our shares of common stock is below our net asset value on the issuance date of the shares, which would be dilutive to our common stockholders). The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value of such stock, with certain exceptions. One such exception would permit us to sell or otherwise issue shares of our common stock during the next year at a price below our then current net asset value if our stockholders were to approve such a sale and our directors were to make certain determinations. Annually, at our stockholders’ meeting, we will seek approval to continue this arrangement. To the extent that we are not granted the exemptive relief described above and our stockholders do not approve payment of the incentive fee to MC Advisors in stock (which may include stock issued at an issuance price that is below our net asset value), we will pay the entire incentive fee in cash, which we believe would be more adverse to our company and our stockholders as compared to issuing up to 50% of the incentive fee in common stock, even if issued at below net asset value per common share.

The shares of stock issued to MC Advisors as part of its incentive fee (referred to as the “Incentive Shares”) will be subject to securities law and contractual restrictions on transfer. The Incentive Shares will be issued in a private placement, and, as a result, will not be freely transferable under the Securities Act. For the benefit of the MC Advisors, we have agreed to register the resale of the Incentive Shares for sale by MC Advisors and its affiliates. We have granted MC Advisors a demand right, as well as piggyback registration rights. In addition to these securities law restrictions, the Incentive Shares also will be subject to contractual restrictions on transfer and disposition.

Payment of Our Expenses

All investment professionals of MC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, will be provided and paid for by MC Advisors and not by us. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation:

•	organization and offering;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•

fees and expenses incurred by MC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investment and monitoring our investments and portfolio companies on an ongoing basis;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory fees;

•

administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and MC Management based upon our allocable portion of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief financial officer and chief compliance officer, if any, and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;

•	federal and state registration fees;

•	all costs of registration and listing our shares on any securities exchange;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the SEC or other regulators;

•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•	proxy voting expenses; and

•	all other expenses incurred by us or MC Management in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by MC Advisors and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty. See “Risk Factors—Risks Relating to Our Business and Structure—We depend upon MC Advisors’ senior management for our future success, and upon its access to the investment professionals of Monroe Capital and its affiliates” and “Risk Factors—Risks Relating to Our Business and Structure—MC Advisors can resign on 60 days’ notice, and we may not find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Advisors and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement.

Administration Agreement

Pursuant to an Administration Agreement, MC Management furnishes us with office facilities and equipment and provides us clerical, bookkeeping and record keeping and other administrative services at such facilities. Under the Administration Agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. MC Management also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, prints and disseminates reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, MC Management will also provide managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Payments under the Administration Agreement will be equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. The Administration Agreement will have an initial term of two years and may be renewed with the approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that MC Management outsources any of its functions we will pay the fees associated with such functions on a direct basis, without incremental profit to MC Management.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Management and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Administration Agreement.

License Agreement

We have entered into a license agreement with Monroe Capital, LLC under which Monroe Capital, LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital.” Under this agreement, we have a right to use the “Monroe Capital” name for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with MC Advisors is in effect.

Staffing Agreement

We do not have any internal employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of MC Advisors to achieve our investment objective. MC Advisors is an affiliate of Monroe Capital and depends upon access to the investment professionals and other resources of Monroe Capital and Monroe Capital’s affiliates to fulfill its obligations to us under the Investment Advisory Agreement. MC Advisors also depends upon Monroe Capital to obtain access to deal flow generated by the professionals of Monroe Capital and its affiliates. Under the Staffing Agreement, MC Management provides MC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that MC Management will make available to MC Advisors experienced investment professionals and access to the senior investment personnel of Monroe Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of MC Advisors’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to MC Advisors on a direct cost reimbursement basis, and such fees are not our obligation.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with MC Advisors, in which our senior management and members of MC Advisors’ investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with MC Advisors that do, and may in the future, manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. Our senior management team holds equity interests in MC Advisors. In addition, our executive officers and directors and the principals of MC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective.

While MC Advisors currently contemplates that we will be the only investment vehicle managed by it or one of its affiliates with an investment strategy focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments in lower middle-market companies in the United States and Canada, we may compete with entities managed by MC Advisors and its affiliates for capital and similar investment opportunities in the future. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by MC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, MC Advisors intends to allocate investment opportunities on an alternating basis in a manner that is fair and equitable over time and is consistent with MC Advisors’ allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risks—Risks Relating to Our Business and Structure—We may have potential conflicts of interest related to obligations that MC Advisors may have to other clients.” MC Advisors has agreed with our board of directors that allocations among us and other investment funds affiliated with MC Advisors will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

Policies and Procedures for Managing Conflicts

Affiliates of MC Advisors manage other assets in a closed-end fund, an open-end fund and a small business investment company that also have an investment strategy focused primarily on senior, unitranche and junior secured debt and to a lesser extent, unsecured subordinated debt to lower middle-market companies. In addition, although we are currently the only entity managed by MC Advisors, it may manage other entities in the future with an investment focus similar to ours. To the extent that we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal conflict of interest and allocation policies, (b) the requirements of the Advisers Act and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. MC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds or other investment vehicles managed by MC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds or other investment vehicles.

MC Advisors and/or its affiliates may in the future sponsor or manage investment vehicles with similar or overlapping investment strategies and will put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. MC Advisors will seek to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. There can be no assurance that MC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. When we invest alongside such other accounts as permitted, and in the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, such investments will be made consistent with MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including our independent directors. The allocation policy will provide that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including a majority of our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures which will generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

To the extent permitted by the 1940 Act, an affiliate of Monroe Capital may provide introductions to prospective portfolio companies for which it may receive a brokerage or financial advisory fee from the potential portfolio company. Our investment activities may be limited if such investments are not permitted by the 1940 Act. These transactions will be conducted on an arm’s length basis, will have terms that are consistent those generally available in the marketplace and will have fees that are substantially similar to fees charged to similarly situated borrowers who obtain financing from other sources. Any such activities may give rise to a conflict that our board of directors must monitor.

Co-Investment Opportunities

We expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation.” We and MC Advisors intend to submit an exemptive application to the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Material Nonpublic Information

Our senior management, members of MC Advisors’ investment committee and other investment professionals from MC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

We have entered into an Investment Advisory Agreement with MC Advisors and will pay MC Advisors a management fee and incentive fee. The incentive fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for MC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from MC Advisors to assist our board of directors with the valuation of our portfolio investments. MC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of MC Advisors are involved in the valuation process for our portfolio investments.

Administration Agreement

We will enter into an administration agreement, pursuant to which MC Advisors furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

License Agreement

We will enter into a license agreement with Monroe Capital under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business. Under this agreement, we will have a right to use the “Monroe Capital” name, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name.

Credit Facility

We negotiated the credit facility that we entered into in connection with our formation transactions with certain members of the underwriting syndicate for this offering. Consequently, the terms of the credit facility may not be as favorable to us as if they had been negotiated with an unrelated third-party.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth information with respect to the beneficial ownership of our common stock after the consummation of the formation transactions and this offering (but excluding any shares of our common stock that may be purchased in the offering by any person listed below) by:

•	each person known to us to own, of record or beneficially, more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the federal securities laws and includes voting or investment power with respect to the securities and has been determined in accordance with Rule 13d-3 of the Exchange Act. Percentage of ownership is based on              shares of our common stock outstanding at the time of the consummation of the formation transactions and this offering.

Shares Owned Immediately After the Formation Transactions and this Offering
Name and Address	Number	Percentage(1)
Interested Directors:
Theodore L. Koenig
Daniel M. Duffy

Independent Directors:

All officers and directors as a group ( persons)(2)

*	Represents less than 1.0%.
(1)	Based on a total of shares of our common stock issued and outstanding on , 2011.
(2)	The address for each of our directors is c/o Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

Upon the completion of this offering, the following table sets out the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Monroe Capital Corporation

Independent Directors:

Interested Directors:

Theodore L. Koenig

Daniel M. Duffy

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. We will calculate the value of our total assets in accordance with the following procedures.

Investments for which market quotations are readily available and within a recent date will be valued at such market quotations. We may also obtain indicative prices with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We expect that there will not be a readily available market value within a recent date for many of our investments; those debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the board of directors. We expect to value such investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. We will employ independent third-party valuation firms for all material unquoted assets.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available or for which no indicative prices from pricing services or brokers or dealers have been received, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the credit monitoring.

•	Preliminary valuation conclusions are then documented and discussed with senior management.

•

Third-party valuation firms engaged by, or on behalf of, our board of directors conduct independent appraisals and review management’s preliminary valuations and make their own independent assessment, for all material assets.

•

Our board of directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of MC Advisors and, where appropriate, the respective independent valuation firms.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Prior to this offering, we were not required to apply fair value accounting. Accordingly, loans or other debt investments were carried at cost on our balance sheet. In conjunction with our election to be treated as a business development company, we will report our investments at fair value with changes in value reported through our income statement under the caption “unrealized appreciation (depreciation) on investments.” We will be required to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. The market in which we can exit portfolio investments with the greatest volume and level activity will be considered our principal market.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying            , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Market on the date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $             transaction fee plus a $              per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at                    , by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at                    , or by the Plan Administrator’s Interactive Voice Response System at                     .

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market shares of our common stock and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

For purposes of this discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We urge investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our ordinary income for each calendar year, (b) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end. We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	elect to be treated as a RIC;

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to prevent our receipt of income that would not satisfy the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to federal income taxes and other taxes, and therefore would be expected to achieve a reduced after-tax yield.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we do not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level federal income tax.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investments in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” (a “PFIC”), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in that case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will be taken into account for purposes of the Annual Distribution Requirement and the 4% federal excise tax.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities is generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If we use leverage, we may be subject to certain financial covenants that could limit our ability to make distributions to our stockholders. In addition, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are unable to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify as RIC.

Although we do not expect to do so, we will be authorized (subject to our financial covenants and 1940 Act asset coverage tests) to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and to eliminate or minimize our liability for federal income tax and the 4% federal excise tax. However, our ability to dispose of assets to make distributions may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and certain relief provisions are not available, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Qualify as a RIC.”

As a RIC, we will not be allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. We generally are permitted to carry forward for an indefinite period any capital losses not used to offset capital gains. However, future transactions that we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for federal income tax purposes to prevent our disqualification as a RIC.

Failure to Qualify as a RIC

If we fail the 90% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which, among other things may require us to pay certain corporate-level federal taxes or to dispose of certain assets). If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income (currently eligible for the 15% maximum rate (through 2012) in the case of U.S. individual stockholders) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for two or more taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. For the tax years beginning on or before December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum federal tax rate of 15% (currently through 2012). However, in this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential federal tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum federal tax rate of 15% (currently through 2012) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the federal corporate income tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay federal corporate income tax on any retained capital gains at our regular federal corporate income tax rate, and since that rate is currently in excess of the maximum federal income tax rate currently payable by individuals on long-term capital gains, the amount of federal corporate income tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may be as low as 10% through 2011) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently (through 2012) are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will provide estimated guidance of the tax characteristics of any distributions we make in our periodic reports filed with the SEC. We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% (through 2012) from all taxable distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted.

The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, or, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Under a provision applicable for taxable years beginning before January 1, 2012, properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, an investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.

We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may be as low as 10% through 2011) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for federal income tax purposes. As a result, Non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in shares of our common stock.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Effective January 1, 2013, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock, including the possible application of the U.S. estate tax.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock of consists of              shares of stock, par value $0.001 per share, and              shares of preferred stock, par value $0.01 per share. There is currently no market for our common stock, and we can offer no assurances that a market for our common stock will develop in the future. We intend to apply to have our common stock is listed on The Nasdaq Global Market under the ticker symbol “MRCC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plan. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock
Preferred Stock		0	0

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our charter may provide and requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and so long as dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2012, 2013 and 2014, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by 75% or more of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter, amend or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Acquisition Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the total outstanding voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(a)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

•

is controlled by a business development company or a group of companies including a business development company, and such business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

(b)	Securities of any eligible portfolio company which we control.

(c)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization, or, if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(d)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity securities of the eligible portfolio company.

(e)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(f)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area. To the extent we invest in the securities of companies domiciled in or with their principal places of business in Canada, those investments will not be qualifying assets, meaning that in accordance with Section 55(a) of the 1940 Act, we cannot invest more than 30% of our assets in Canadian securities and other non-qualifying assets.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of securities or must offer to make available to the issuer of the securities significant managerial assistance. However, when a business development company purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers, employees or agents offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. MC Advisors will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S.

government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. MC Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any Senior Securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a business development company will affect our ability to and the way in which we raise additional capital.”

Codes of Ethics

We and MC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to MC Advisors. The proxy voting policies and procedures of MC Advisors are set out below. The guidelines are reviewed periodically by MC Advisors and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to MC Advisors.

Introduction

As an investment advisor registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by our clients. In most cases we will vote in favor of proposals that we believe are likely to increase the value of the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative effect on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts to our client, including with respect to Monroe Capital Corporation, those directors who are not interested persons and we may request guidance from such persons on how to vote such proxies for their account.

Proxy Voting Records

You may obtain information about how we voted proxies for Monroe Capital Corporation by making a written request for proxy voting information to: Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, or by calling Monroe Capital Corporation at (312) 258-8300. The SEC also maintains a website at http://www.sec.gov that contains such information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of MC Advisors and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Monroe Capital Corporation or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and MC Advisors will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, obtain approval of the board of directors of these policies and procedures, review these policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment advisor. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the advisor negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with other funds advised by MC Advisors when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another fund advised by MC Advisors to invest in different securities of the same issuer, MC Advisors will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by MC Advisors has previously invested.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such Act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that Act.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,            shares of our common stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option. The            shares of common stock (assuming no exercise of the underwriters’ over-allotment option) sold in this offering less any shares purchased by our affiliates in this offering will be freely tradable without restriction or limitation under the Securities Act. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining            shares of our common stock that will be outstanding upon the completion of this offering, including             shares sold in connection with the formation transactions will be “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and we are subject to the Exchange Act periodic reporting requirements for at least three months prior to the sale, the holder of such restricted securities can sell such securities. However, the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our efforts also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. No assurance can be given as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risk Factors—Risks Relating to This Offering.”

We, our executive officers and directors, MC Advisors and MC Administrator have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions we and each of these persons may not, without the prior written approval of                         , offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, or hedge our common stock or securities convertible into or exchangeable or exercisable for our common stock, except in the circumstances described below. These restrictions will be in effect for a period of 180 days after the date of this prospectus, which period is subject to extension in the circumstances described in the paragraph below. At any time and without public notice,                          may, in its sole discretion, release some or all the securities from these lock-up agreements.

Notwithstanding the above, if: (a) during the period beginning on the date that is 15 calendar days plus three business days before the last day of the 180-day period described in the paragraph above, or the initial lock-up period, and ends on the last day of the initial lock-up period, we issue an earnings release or material news or a material event relating to us occurs; or (b) prior to the expiration of the initial lock-up period, we announce that we will release earnings results during the 16 day period beginning on the last day of the initial lock-up period, then the restrictions imposed by these lock-up agreements will continue to apply until the expiration of the date that is 15 calendar days plus three business days after the date on which the issuance of the earnings release or the material news or material event occurs.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by                      pursuant to a custody agreement. The principal business address of                      is                     , telephone:                     .                      will serve as our transfer agent, distribution paying agent and registrar. The principal business address of                      is                     , telephone:                     .

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, MC Advisors will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. MC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. MC Advisors generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, MC Advisors may select a broker based upon brokerage or research services provided to MC Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if MC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

We are offering the shares of our common stock described in this prospectus through the underwriters named below.                              are acting as the book-running managers of this offering and as representatives of the underwriters. We have entered into an underwriting agreement with the representatives. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase and we have agreed to sell to the underwriters, the number of shares of common stock listed next to its name in the following table.

Underwriters	Number of shares

The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

Our common stock is offered subject to a number of conditions, including:

•	receipt and acceptance of our common stock by the underwriters; and

•	the underwriters’ right to reject orders in whole or in part.

We have been advised by the representative that the underwriters intend to make a market in our common stock but that they are not obligated to do so and may discontinue making a market at any time without notice.

In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically.

The addresses of the underwriters are:

Over-Allotment Option

We have granted the underwriters an option to buy up to an aggregate of            additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

Commissions and Discounts

Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $            per share from the initial public offering price. Sales of shares made outside of the United States may be made by affiliates of the underwriters. If all the shares are not sold at the initial public offering price, the representative may change the offering price and the other selling terms. Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein. The representative of the underwriters has informed us that they do not expect to sell more than an aggregate of five percent of the total number of shares of common stock offered by them to accounts over which the representative exercises discretionary authority.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of our common stock.

	No exercise	Full exercise
Per share	$	$
Total	$	$

We estimate that the total expenses of this offering payable by us, not including the underwriting discounts and commissions, will be approximately $            million.

No Sales of Similar Securities

We, our executive officers and directors, MC Advisors and MC Administrator have entered into lock-up agreements with the underwriters. Under these agreements, we and each of these persons may not, without the prior written approval of                     , offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, or hedge our common stock or securities convertible into or exchangeable or exercisable for our common stock, except in the circumstances described below. These restrictions will be in effect for a period of 180 days after the date of this prospectus, which period is subject to extension in the circumstances described in the paragraph below. At any time and without public notice,                      may, in its sole discretion, release some or all the securities from these lock-up agreements.

Notwithstanding the above, if (i) during the period beginning on the date that is 15 calendar days plus three business days before the last day of the 180-day period described in the paragraph above, or the initial lock-up period, and ends on the last day of the initial lock-up period, we issue an earnings release or material news or a material event relating to us occurs; or (ii) prior to the expiration of the initial lock-up period, we announce that we will release earnings results during the 16 day period beginning on the last day of the initial lock-up period, then the restrictions imposed by these lock-up agreements will continue to apply until the expiration of the date that is 15 calendar days plus three business days after the date on which the issuance of the earnings release or the material news or material event occurs.

The restrictions set forth above shall not apply to the following types of transfers of shares of our common stock, or securities convertible into or exchangeable or exercisable for our common stock, by any of our directors, executive officers or the holders of our shares or warrants in the following circumstances:

•	a bona fide gift; provided, that the recipient thereof executes a lock-up agreement for the remainder of the lock-up period;

•

a disposition to any trust for the direct or indirect benefit of the holder and/or the holder’s immediate family; provided, that (a) such disposition does not involve a disposition for value and (b) such trust executes a lock-up agreement for the remainder of the lock-up period;

•

in the case of a corporation, limited liability company or partnership, a transfer to a wholly-owned subsidiary thereof, or to the direct or indirect stockholders, members or partners or other affiliates thereof; provided, that (a) such transfer does not involve a disposition for value, (b) the transferee executes a lock-up agreement for the remainder of the lock-up period, and (c) no filing pursuant to Section 16 of the Exchange Act is required as a result of such transfer;

•

a transfer which occurs by operation of law; provided, that (a) no filing pursuant to Section 16 of the Exchange Act is required as a result of such transfer and (b) such transferee executes a lock-up agreement for the remainder of the lock-up period; and

•

the disposition of shares of common stock acquired in open market transactions after the offering; provided, that such disposition is not required to be reported pursuant to Section 16 of the Exchange Act.

Indemnification

We have agreed to indemnify the several underwriters against certain liabilities, including certain liabilities under the Securities Act. If we are unable to provide this indemnification, we have agreed to contribute to payments the underwriters may be required to make in respect of those liabilities.

NASDAQ Global Market Quotation

We have applied to have our common stock approved for listing on The Nasdaq Global Market under the symbol “MRCC.”

Price Stabilization; Short Positions

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

•	stabilizing transactions;

•	short sales;

•	purchases to cover positions created by short sales;

•	imposition of penalty bids; and

•	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering and purchasing shares of common stock on the open market to cover short positions created by short sales. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are short sales made in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on The Nasdaq Global Market, in the over-the-counter market or otherwise.

Determination of Offering Price

Prior to this offering, there was no public market for our common stock. The initial public offering price will be determined by negotiation by us and the representative of the underwriters. The principal factors to be considered in determining the initial public offering price include:

•	the information set forth in this prospectus and otherwise available to representative;

•	our history and prospects and the history and prospects for the industry in which we compete;

•	our past and present financial performance and an assessment of our management;

•	our prospects for future earnings and the present state of our development;

•	the general condition of the securities market at the time of this offering;

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

•	other factors deemed relevant by the underwriters and us.

Affiliations

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and their affiliates may from time to time in the future engage with us and perform services for us in the ordinary course of their business for which they will receive customary fees and expenses. In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and/or instruments of us or our subsidiaries. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of these securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in these securities and instruments.

Affiliates of certain of the underwriters serve as Lenders under the credit facility. We will use a portion of the proceeds from this offering to repay amounts under this credit facility as described in “Use of Proceeds.” As a result of these repayments, affiliates of                          will receive 5% or more of the net proceeds from this offering.

Directed Share Program

At our request, the underwriters have reserved up to     % of the common stock being offered by this prospectus for sale at the initial public offering price to our directors, officers, employees and other individuals associated with us and members of their families. The sales will be made by                     , a selected dealer affiliated with                     , through a directed share program. We do not know if these persons will choose to purchase all or any portion of these reserved shares, but any purchases they do make will reduce the number of shares available to the general public. Participants in the directed share program who purchase more than $             of shares shall be subject to a 180-day lock-up with respect to any shares sold to them pursuant to that program. This lock-up will have similar restrictions and an identical extension provision to the lock-up agreements described below. Any shares sold in the directed share program to our directors, executive officers or existing security holders shall be subject to the lock-up agreements described above. See “—No Sales of Similar Securities.”

Notice to Investors

Notice to Prospective Investors in the European Economic Area

In relation to each Member State of the European Economic Area, or EEA, which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from, and including, the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), an offer to the public of our securities which are the subject of the offering contemplated by this prospectus may not be made in that Relevant Member State, except that, with effect from, and including, the Relevant Implementation Date, an offer to the public in that Relevant Member State of our securities may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

•	to legal entities which are authorized or regulated to operate in the financial markets, or, if not so authorized or regulated, whose corporate purpose is solely to invest in our securities;

•

to any legal entity which has two or more of: (i) an average of at least 250 employees during the last (or, in Sweden, the last two) financial year(s); (ii) a total balance sheet of more than €43,000,000 and (iii) an annual net turnover of more than €50,000,000, as shown in its last (or, in Sweden, the last two) annual or consolidated accounts;

•	to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representative for any such offer; or

•

in any other circumstances falling within Article 3(2) of the Prospectus Directive provided that no such offer of our securities shall result in a requirement for the publication by us or any underwriter or agent of a prospectus pursuant to Article 3 of the Prospectus Directive.

As used above, the expression “offered to the public” in relation to any of our securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and our securities to be offered so as to enable an investor to decide to purchase or subscribe for our securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

The EEA selling restriction is in addition to any other selling restrictions set out in this prospectus.

Notice to Prospective Investors in France

Neither this prospectus nor any other offering material relating to the securities described in this prospectus has been submitted to the clearance procedures of the Autorité des Marchés Financiers or of the competent authority of another member state of the European Economic Area and notified to the Autorité des Marchés Financiers. Our securities have not been offered or sold and will not be offered or sold, directly or indirectly, to the public in France. Neither this prospectus nor any other offering material relating to our securities has been or will be:

•	released, issued, distributed or caused to be released, issued or distributed to the public in France; or
•	used in connection with any offer for subscription or sale of our securities to the public in France.

Such offer, sales and distributions will be made in France only:

•

to qualified investors (investisseurs qualifiés) and/or to a restricted circle of investors (cercle restreint d’investisseurs), in each case investing for their own account, all as defined in, and in accordance with, articles L.411-2, D.411-1 through D.411-4, D.734-1, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier;

•	to investment services providers authorized to engage in portfolio management on behalf of third parties; or
•

in a transaction that, in accordance with article L.411-2-II of the French Code monétaire et financier and article 211-2 of the General Regulations (Règlement Général) of the Autorité des Marchés Financiers, does not constitute a public offer (offre au public).

Our securities may be resold directly or indirectly, only in compliance with articles L.411-1, L.411-2, L.412-1 and L.621-8 through L.621-8-3 of the French Code monétaire et financier.

Notice to Prospective Investors in the United Kingdom

This prospectus is only being distributed to and is only directed at: (i) persons who are outside the United Kingdom; (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); or (iii) high net worth companies, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (all such persons falling within (i)-(iii) together being referred to as “relevant persons”). The shares are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such shares will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this prospectus or any of its contents.

Notice to prospective Investors in Switzerland

The prospectus does not constitute an issue prospectus pursuant to Article 652a or Article 1156 of the Swiss Code of Obligations (“CO”) and the shares will not be listed on the SIX Swiss Exchange. Therefore, the prospectus may not comply with the disclosure standards of the CO and/or the listing rules (including any prospectus schemes) of the SIX Swiss Exchange. Accordingly, the shares may not be offered to the public in or from Switzerland, but only to a selected and limited circle of investors, which do not subscribe to the shares with a view to distribution.

Notice to Prospective Investors in Australia

This prospectus is not a formal disclosure document and has not been, nor will be, lodged with the Australian Securities and Investments Commission. It does not purport to contain all information that an investor or their professional advisers would expect to find in a prospectus or other disclosure document (as defined in the Corporations Act 2001 (Australia)) for the purposes of Part 6D.2 of the Corporations Act 2001 (Australia) or in a product disclosure statement for the purposes of Part 7.9 of the Corporations Act 2001 (Australia), in either case, in relation to the securities.

The securities are not being offered in Australia to “retail clients” as defined in sections 761G and 761GA of the Corporations Act 2001 (Australia). This offering is being made in Australia solely to “wholesale clients” for the purposes of section 761G of the Corporations Act 2001 (Australia) and, as such, no prospectus, product disclosure statement or other disclosure document in relation to the securities has been, or will be, prepared.

This prospectus does not constitute an offer in Australia other than to wholesale clients. By submitting an application for our securities, you represent and warrant to us that you are a wholesale client for the purposes of section 761G of the Corporations Act 2001 (Australia). If any recipient of this prospectus is not a wholesale client, no offer of, or invitation to apply for, our securities shall be deemed to be made to such recipient and no applications for our securities will be accepted from such recipient. Any offer to a recipient in Australia, and any agreement arising from acceptance of such offer, is personal and may only be accepted by the recipient. In addition, by applying for our securities you undertake to us that, for a period of 12 months from the date of issue of the securities, you will not transfer any interest in the securities to any person in Australia other than to a wholesale client.

Notice to Prospective Investors in Hong Kong

Our securities may not be offered or sold in Hong Kong, by means of this prospectus or any document other than (i) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (ii) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong). No advertisement, invitation or document relating to our securities may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere) which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to the securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Notice to Prospective Investors in Japan

Our securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the “Financial Instruments and Exchange Law”) and our securities will not be offered or sold, directly or indirectly, in Japan, or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan, or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

Notice to Prospective Investors in Singapore

This document has not been registered as a prospectus with the Monetary Authority of Singapore and in Singapore, the offer and sale of our securities is made pursuant to exemptions provided in sections 274 and 275 of the Securities and Futures Act, Chapter 289 of Singapore (“SFA”). Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of our securities may not be circulated or distributed, nor may our securities be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor as defined in Section 4A of the SFA pursuant to Section 274 of the SFA, (ii) to a relevant person as defined in section 275(2) of the SFA pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with the conditions (if any) set forth in the SFA. Moreover, this document is not a prospectus as defined in the SFA. Accordingly, statutory liability under the SFA in relation to the content of prospectuses would not apply. Prospective investors in Singapore should consider carefully whether an investment in our securities is suitable for them.

Where our securities are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

•

by a corporation (which is not an accredited investor as defined in Section 4A of the SFA) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

•	for a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor;

shares of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 of the SFA, except:

•

to an institutional investor, for corporations under Section 274 of the SFA, or to a relevant person defined in Section 275(2) of the SFA, or any person pursuant to an offer that is made on terms that such shares of that corporation or such rights and interest in that trust are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions, specified in Section 275 of the SFA;

•	where no consideration is given for the transfer; or

•	where the transfer is by operation of law.

In addition, investors in Singapore should note that the securities acquired by them are subject to resale and transfer restrictions specified under Section 276 of the SFA, and they, therefore, should seek their own legal advice before effecting any resale or transfer of their securities.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Nelson Mullins Riley & Scarborough LLP, Washington D.C. Nelson Mullins Riley & Scarborough LLP also represents MC Advisors. Certain legal matters in connection with the offering will be passed upon for the underwriters by Dechert LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey & Pullen, LLP serves as our independent registered public accounting firm.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at                      and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

     Shares

Monroe Capital Corporation

Common Stock

PROSPECTUS

                     , 2011

Until                     , 2011 (25 days after commencement of this offering), all dealers that buy, sell, or trade shares of our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

MONROE CAPITAL CORPORATION

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

None

(2) Exhibits

(a)(1)	Amended and Restated Articles of Incorporation of Monroe Capital Corporation(1)

(b)(1)	Bylaws of Monroe Capital Corporation(1)

(c)	Not applicable

(d)	Form of Stock Certificate of Monroe Capital Corporation(1)

(e)	Dividend Reinvestment Plan(1)

(f)	Not applicable

(g)	Investment Advisory Agreement between Registrant and MC Advisors(1)

(h)	Form of Underwriting Agreement(1)

(i)	Not applicable

(j)	Form of Custodian Agreement(1)

(k)(1)	Administration Agreement between Registrant and MC Management(1)

(k)(2)	License Agreement between the Registrant and Monroe Capital, LLC(1)

(l)	Opinion and Consent of Nelson Mullins Riley & Scarborough LLP(1)

(m)	Not applicable

(n)	Not applicable

(o)	Not applicable

(p)	Not applicable

(q)(1)	Code of Ethics of Registrant(1)

(q)(2)	Code of Ethics of MC Advisors(1)

(1)	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$17,415
FINRA filing fee	$15,500
Nasdaq Global Market listing fees
Printing expenses		(1)
Legal fees and expenses		(1)
Accounting fees and expenses		(1)
Miscellaneous		(1)

Total		$(1)

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Company.

Item 28. Persons Controlled by or Under Common Control

To be provided by amendment.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock as of                     , 2011.

Title of Class	Number of Record Holders
Common Stock, $0.001 par value

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of a final disposition of a proceeding.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of a final disposition of a proceeding. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Advisors and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of MC Advisors’ services under the Investment Advisory Agreement.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Management and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of MC Management’s services under the Administration Agreement or otherwise as our administrator.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation or employment of a substantial nature in which MC Advisors, and each managing director, director or executive officer of MC Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the MC Advisors and its officers and directors is set forth in its Form ADV, as filed with the SEC
(File No.     ), and is incorporated herein by reference.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606;

(2)	the Transfer Agent, ;

(3)	the Custodian, ; and

(4)	MC Advisors, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)	We undertake to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of the registration statement, our net asset value declines more than 10% from our net asset value as of the effective date of the registration statement; or (b) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5)	We undertake that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on the 19th day of April, 2011.

Monroe Capital Corporation

By:	/s/ Theodore L. Koenig
	Name:	Theodore L. Koenig
	Title:	Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Theodore L. Koenig	Chairman and Chief Executive Officer	April 19, 2011
Theodore L.Koenig	(Principal Executive Officer)

/s/ Daniel M. Duffy Daniel M. Duffy	Chief Financial Officer, Chief Investment Officer, Chief Compliance Officer and director	April 19, 2011
(Principal Financial and Accounting Officer)